UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Robert Bruno
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.

A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.           Reports to Stockholders.

First Eagle Funds

Annual Report
October 31, 2006

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Fund of America

ADVISED BY ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC

FIRST EAGLE FUNDS

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on the Form N-Q from the Funds, shareholders can call 1-800-334-2143.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

FIRST EAGLE FUNDS

LETTER FROM THE PRESIDENT

John P. Arnhold

Dear Fellow Shareholder,

During the past six months since our last communication, we have continued to see most markets around the world rise. We are pleased that all of our First Eagle Funds have continued to provide positive absolute returns during this period and throughout 2006 thus far.

Although we are gratified that our funds continue to achieve their goals of not only preserving but enhancing capital for our shareholders, we continue to worry about the future. At First Eagle Funds, we are proud of our past performance, but understand that our reputation was built through the hard work and discipline of our investment team over decades. We recognize that maintaining this standing requires us to continue to be prudent with our shareholders’ investments, and stick to our approach of seeking companies, through exhaustive fundamental research, which we believe will provide us with a measurable margin of safety. As we witness global markets continuing their strong runs, it has become more difficult to find quality companies with the built in safety net which we require. We recommend our clients prepare for more modest returns as we fear that we may be borrowing now from future results.

While we always maintain a cautious and somewhat skeptical posture, we continue to believe that worrying about what can go wrong is the responsible path to take as a true steward of our clients’ assets. Buoyant markets can raise the level of most financial assets but we remain steadfast in our view that it is precisely when extreme optimism is in vogue that we must be most diligent in avoiding permanent impairment of our investors’ capital. This has been our approach for several decades and we intend not to veer from this course.

We do have two very noteworthy celebrations at First Eagle. The first is that our U.S. Value Fund reached its five-year anniversary in September. Although the fund is the newest in our lineup, the team has been managing domestic equities in the Global Fund for over twenty-six years. Also, we are looking forward to the twentieth anniversary of First Eagle Fund of America in April 2007. The fund has produced attractive returns over its life and it has served our long-term clients very well.

As always, thank you for your continued confidence and support. We are ever mindful of the trust you place in us with your hard-earned assets.

Sincerely,

John P. Arnhold President

December 2006

PERFORMANCE

FIRST EAGLE FUNDS	Average Annual Returns[1] as of October 31, 2006 (unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
FIRST EAGLE GLOBAL FUND
First Eagle Global Fund - Class A (SGENX)
without sales load	20.73%	19.01%	20.58%	14.34%	15.80%	1/1/79	[2]
with sales load	14.70%	17.00%	19.35%	13.90%	15.65%	1/1/79	[2]
First Eagle Global Fund - Class I (SGIIX)	21.06%	19.31%	20.89%	—	15.74%	7/31/98
First Eagle Global Fund - Class C (FESGX)	18.69%	18.12%	19.69%	—	16.84%	6/5/00

MSCI World Index[3]	21.32%	15.88%	10.39%	7.57%	11.42%	1/1/79
FIRST EAGLE OVERSEAS FUND
First Eagle Overseas Fund - Class A (SGOVX)
without sales load	22.24%	21.06%	23.01%	15.51%	14.86%	8/31/93
with sales load	16.13%	19.00%	21.76%	15.07%	14.53%	8/31/93
First Eagle Overseas Fund - Class I (SGOIX)	22.53%	21.36%	23.31%	—	17.09%	7/31/98
First Eagle Overseas Fund - Class C (FESOX)	20.14%	20.16%	22.12%	—	17.36%	6/5/00

MSCI EAFE Index[4]	27.52%	21.41%	14.56%	7.34%	7.14%	8/31/93
FIRST EAGLE U.S. VALUE FUND
First Eagle U.S. Value Fund - Class A (FEVAX)
without sales load	12.05%	12.91%	13.58%	—	13.48%	9/4/01
with sales load	6.45%	11.00%	12.42%	—	12.36%	9/4/01
First Eagle U.S. Value Fund - Class I (FEVIX)	12.35%	13.18%	13.85%	—	13.74%	9/4/01
First Eagle U.S. Value Fund - Class C (FEVCX)	10.18%	12.07%	12.75%	—	12.64%	9/4/01

Standard & Poor’s 500 Index[7]	16.34%	11.44%	7.26%	—	5.67%	9/4/01
Russell 2000 Index[5]	19.98%	14.53%	13.76%	—	11.38%	9/4/01
FIRST EAGLE GOLD FUND
First Eagle Gold Fund - Class A (SGGDX)
without sales load	37.97%	15.84%	32.63%	10.21%	9.29%	8/31/93
with sales load	31.07%	13.87%	31.27%	9.79%	8.98%	8/31/93
First Eagle Gold Fund - Class I (FEGIX)	38.29%	16.09%	—	—	22.51%	5/15/03
First Eagle Gold Fund - Class C (FEGOX)	35.62%	14.96%	—	—	21.32%	5/15/03

MSCI World Index[3]	21.32%	15.88%	10.39%	7.57%	8.33%	8/31/93
FTSE Gold Mines Index[6]	29.70%	12.17%	22.58%	2.18%	1.64%	8/31/93
FIRST EAGLE FUND OF AMERICA
First Eagle Fund of America - Class Y (FEAFX)	16.80%	13.40%	10.56%	12.38%	13.49%	4/10/87
First Eagle Fund of America - Class C (FEAMX)	14.80%	12.56%	9.75%	—	8.14%	3/2/98
First Eagle Fund of America - Class A (FEFAX)
without sales load	16.81%	13.37%	10.49%	—	8.94%	11/20/98
with sales load	11.19%	11.50%	9.41%	—	8.24%	11/20/98

Standard & Poor’s 500 Index[7]	16.34%	11.44%	7.26%	8.64%	10.78%	4/10/87

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS PERFORMANCE — (Continued)

(1)

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds’ short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling (800) 334-2143.

The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares “with sales load” of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The average annual returns for Class A Shares “with sales load” of First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales load of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without load.

Class Y Shares of First Eagle Fund of America are offered without load.

(2)	Commencement of management by Mr. Jean-Marie Eveillard since January 1, 1979, predecessor to current management.

(3)

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland.

(4)

The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

(5)	The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase.

(6)	The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

(7)

The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund
First Eagle U.S. Value Fund • First Eagle Gold Fund

LETTER FROM THE PORTFOLIO MANAGER

Charles de Vaulx

Dear Shareholder,

Very often, we tell investors (and financial intermediaries) that our attempt is first and foremost to deliver positive, absolute returns. This is in contrast to so many of our competitors who strive for relative performance, i.e. performance relative to a benchmark. We say attempt because we are too aware of Peter Bernstein’s reminder that “you cannot manage returns, you can only manage the risk to which you are exposing your investors … if something goes wrong.”

Managing risk is indeed what our endeavor is all about. Risk, as we understand it, is not market risk, nor is it volatility. To us, risk is buying a stock based on our estimate of what its intrinsic value is and realizing later that our initial estimate was wrong (too high) or that management of that company managed to destroy some of it along the way (for instance, through an ill-advised acquisition). We manage risk in many ways:

•	By ignoring benchmarks which are often the most overweight in sectors or countries where securities have gone up the most in price;

•	By having diversified portfolios* and thus avoiding the big bets associated with a more concentrated form of investing;

•	By being “multi-cap” oriented to give us the flexibility to go where we believe the best opportunities lie, whether it be in small, mid-size, large cap, or even in mega cap names;

•	By our willingness, at times, to consider fixed income securities, mostly with a view towards capturing an equity-type return;

•	By our willingness to hold cash whenever we cannot find enough securities at prices we like;

•

By our willingness to hold securities for a long time (three to five years), particularly if the underlying companies have good businesses and a decent competitive position. The icing on the cake is when there is also significant insider ownership—we like the results that often come from “eating one’s own cooking”;

•	And finally, by worrying a lot about what can go wrong, whether at the individual security level, sector or geographic level or at the more macro economic level.

What are some of our major worries today?

What happens with housing in the U.S. is critical to the outlook. So far, the script is in line with past real estate bear markets: a decline in single family permits, sharply rising inventories of unsold homes and already some actual price declines. The worry is that weak house prices could at one point—although probably not this Christmas—affect American households’ ability or willingness to spend.

A related worry is that a U.S. economic slowdown could trigger slowdowns in many other countries, especially the Asian countries (including China) that export so much to the U.S., as well as the commodity producing countries (the likes of Canada and Australia, but also many emerging markets such as Argentina, Brazil and Russia) that, in turn, export so much to Asia. The old saying “when the U.S. economy sneezes, the rest of the world catches a cold” may still prove to be true. Investors—or their financial intermediaries—that practice asset allocation are faced with an unusual situation today where virtually every asset class out there (stocks, bonds, emerging markets, high yield, commodities, real estate, small and mid cap, art, collectibles …) have done very well. Where do we go from here? Will asset allocation provide the hoped for diversification and downside protection?

Finally, another worry is what we believe to be a private equity mania going on around the world. “$75 billion in 24 hours—Day Deal Fever Hit the World” was a title in the Financial Times on November 21, 2006, “Place Your Bets, Please: Takeover Wheel Spins” was the title the following day in the Wall Street Journal. The worry is that these leveraged buy-outs will breed complacency by providing an illusory sign that many companies are currently undervalued in the stock market. This will or may continue as long as private equity funds can borrow at “exceptionally generous” terms; today, they can clearly borrow at far lower yields than the earnings yield that the stock market is willing to sustain. We will see how long that game lasts. In the meantime, our Funds could benefit in the short term if more of their holdings get taken over; and in the long term if we are able to pick up some distressed debt that is likely to arise from today’s deals.

In sum, our Funds’ shareholders’ expectations regarding medium term returns ought to be modest. An investment adviser who has been using our Funds for many years suggested we add the following note: “And this time, we mean it!”

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx
Chief Investment Officer and Portfolio Manager

November 2006

Though First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund (effective May 8, 2006) will only accept additional investments from existing shareholders, First Eagle U.S. Value Fund remains open to all investors.

*	The First Eagle Gold Fund is a non-diversified fund.

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund • First Eagle U.S. Value Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the twelve-months ending October 31, 2006, global markets performed very well despite a set back in May and June. Corporate profits were strong while interest rates remained low. European stocks benefited from increased M&A activity in a variety of industries. The German DAX Index rose 27.20% and the French CAC 40 Index rose 20.50% during the twelve month period. In Japan, an improved economic outlook as well as attractive valuation levels caused Japan’s Nikkei 225 Index to rise 20.50%. Returns were further boosted by the dollar weakening against several currencies (the U.S. dollar remained unchanged against the yen but fell 6% against the euro during the year). The MSCI World Index increased 21.30% while in the U.S., the Standard & Poor’s (S&P) 500 Index rose 16.30%. Worldwide, “value” stocks outperformed “growth” stocks, the former benefiting from higher corporate earnings in many cyclical businesses and increased corporate activity (takeovers, going private transactions including in unlikely places such as South Korea). Crude oil remained roughly unchanged at $59 for the year ending October 31st, although that was down from $77 in mid July, in light of abundant above ground inventories. Gold, however, rose 30% during the twelve-month period to almost $607 an ounce, although down from a peak of $715 in mid May. The 30-year Treasury bond yield remained almost unchanged at 5.25%.

First Eagle Global Fund

The net asset value of the Fund’s Class ‘A’ shares rose 20.73% for the year ending October 31, 2006, while the MSCI World Index was up 21.32%. Strong performance was achieved in various continental European and Asian stocks including Sodexho Alliance SA (corporate services, France), Toyota Motor Corporation (automotive, Japan), Wendel Investissement (holding company, France), Samsung Electronics Company, Limited (electronics, South Korea) and Kuehne & Nagel International AG (transportation, Switzerland). A third of the performance came from the Fund’s investments in the U.S. where a number of stocks from various sectors edged higher such as Berkshire Hathaway, Inc. (holding company), McDonald’s Corporation (restaurants), Microsoft Corporation (technology) as well as some of the media stocks acquired a year earlier such as News Corporation and Comcast Corporation.

Consumer discretionary stocks performed well, with names as varied as Costco Wholesale Corporation (U.S.), Millennium & Copthorne Hotel Plc (U.K.) and Shimano Inc. (Japan) contributing to returns. Helping to a lesser degree were consumer staples stocks like Nestlé SA (Switzerland), L’Oréal SA (France) and Heineken Holding NV (Netherlands).

Corporate activity helped the Fund’s performance, in particular the takeovers of Burlington Resources, Inc. (U.S.) as well as Associated British Ports Holdings Plc (U.K.).

As of October 31, 2006, the Fund was 0% hedged against the euro, which is down from 30% last year, as we believe the euro may still be undervalued against the U.S. dollar. The Fund was also 0% hedged against the Japanese yen, down from 15% last year, as we believe Asian currencies should ultimately be revalued against the U.S. dollar. Despite the nominal lack of any foreign exchange hedging, the Fund may be somewhat protected against a sharp rise of the U.S. dollar by having all of its cash in U.S. dollar denominated commercial paper and by having in the portfolio the stock of quite a few European and Japanese companies that have major operations in the U.S. or export significantly to U.S. dollar-based countries, thus having a natural built-in hedge.

The Fund’s performance was achieved despite having held cash positions between 14.4% and 20.4% of net assets, partially a residual of the significant cash inflows that came into the Fund prior to its closing (late February 2005).

First Eagle Overseas Fund

The net asset value of the Fund’s Class ‘A’ shares rose 22.24% for the fiscal year ending October 31, 2006, while the MSCI EAFE Index increased 27.52% over the same period. Almost half of that performance came from our European holdings. These include Sodexho Alliance SA (corporate services, France), Wendel Investissement (holding company, France), Kuehne & Nagel International AG (transportation, Switzerland) and Pargesa Holding SA (holding company, Switzerland).

Consumer staples companies such as Nestlé SA (Switzerland), Tesco Plc (U.K.) and L’Oréal SA (France), and precious metals—gold and silver bullion and companies including Industrias Peñoles SA de C.V. (Mexico) and Gold Fields Limited (South Africa)—helped the Fund’s performance.

Corporate activity helped the Fund’s performance, in particular the takeovers of Associated British Ports Holdings Plc (U.K.) and Elior SCA (France) as well as the attempted takeover of KT&G Corporation (South Korea) and Enodis Plc (U.K.).

As of October 31, 2006, the Fund was 0% hedged against the euro, which is down from 25% last year. The Fund was also 0% hedged against the Japanese yen, down from 15% last year, as we believe Asian currencies will ultimately be revalued against the U.S. dollar. Despite the nominal lack of any foreign exchange hedging, the Fund may be somewhat protected against a sharp rise of the U.S. dollar by having all of its cash in U.S. dollar denominated commercial paper and by having in the portfolio the stock of quite a few European and Japanese companies that have major operations in the U.S. or export significantly to U.S. dollar-based countries, thus having a natural built-in hedge.

The Fund’s performance was achieved despite having held cash positions between 21.8% and 24.7% of net assets, partially a residual of the significant cash inflows that came into the Fund prior to its closing (early February 2004).

First Eagle U.S. Value Fund

The net asset value of the First Eagle U.S. Value Fund’s Class ‘A’ shares rose 12.05% for the year ending October 31, 2006, while the S&P 500 Index and the Russell 2000 Index rose 16.34% and 19.98%, respectively. The twelve-month period saw a resurgence in small and mid-cap value stocks as evidenced by the Russell 2000 Value Index which was up 22.90% over the period.

Stocks from a variety of industries performed well, with names as varied as Berkshire Hathaway, Inc. (holding company), McDonald’s Corporation (restaurants), Microsoft Corporation (technology) and IDACORP, Inc. (utility). Media also helped performance with Comcast Corporation, News Corporation and Liberty Media

Corporation (before and after the spin-off that created Liberty Interactive and Liberty Capital) adding to returns.

Corporate activity helped the Fund’s performance with takeovers of Burlington Resources, Inc. (energy), Longview Fibre Company (forest products), the going-private transactions on Allen Organ Company (consumer products) and Case Pomeroy & Company, Inc. (real estate).

The Fund’s performance was achieved despite having held cash positions between 33.6% and 47.8% of net assets, the result of our inability to find securities in the U.S. that we feel provide enough of a margin of safety, and our refusal to buy what we believe are fully priced—not to mention overpriced—securities.

Charles de Vaulx
Chief Investment Officer and Portfolio Manager

November 2006

FIRST EAGLE FUNDS

Fund Expenses (Unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees, distribution (12b-1) and/or service fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

First Eagle Global Fund Class A	3.44%	$1,000.00	$1,034.40	$5.85
First Eagle Global Fund Class I	3.56%	1,000.00	1,035.60	4.57
First Eagle Global Fund Class C	3.06%	1,000.00	1,030.60	9.67
First Eagle Overseas Fund Class A	1.41%	1,000.00	1,014.10	5.74
First Eagle Overseas Fund Class I	1.51%	1,000.00	1,015.10	4.47
First Eagle Overseas Fund Class C	1.04%	1,000.00	1,010.40	9.53
First Eagle U.S. Value Fund Class A	5.20%	1,000.00	1,052.00	6.31
First Eagle U.S. Value Fund Class I	5.28%	1,000.00	1,052.80	5.02
First Eagle U.S. Value Fund Class C	4.82%	1,000.00	1,048.20	10.17
First Eagle Gold Fund Class A	(9.66%)	1,000.00	903.40	5.90
First Eagle Gold Fund Class I	(9.57%)	1,000.00	904.30	4.70
First Eagle Gold Fund Class C	(10.02%)	1,000.00	899.80	9.48
First Eagle Fund of America Class Y	4.66%	1,000.00	1,046.60	7.27
First Eagle Fund of America Class C	4.23%	1,000.00	1,042.30	11.12
First Eagle Fund of America Class A	4.65%	1,000.00	1,046.50	7.27

(1)	For the six months ended October 31, 2006.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)

Expenses are equal to the annualized expense ratio of 1.14%, 0.89%, 1.89%, 1.13%, 0.88%, 1.88%, 1.22%, 0.97%, 1.97%, 1.23%, 0.98%, 1.98%, 1.41%, 2.16%, and 1.41% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I and C; and First Eagle Fund of America Class Y, C, and A, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS

Fund Expenses (Unaudited) – (Continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

First Eagle Global Fund Class A	5.00%	$1,000.00	$1,019.46	$5.80
First Eagle Global Fund Class I	5.00%	1,000.00	1,020.72	4.53
First Eagle Global Fund Class C	5.00%	1,000.00	1,015.68	9.60
First Eagle Overseas Fund Class A	5.00%	1,000.00	1,019.51	5.75
First Eagle Overseas Fund Class I	5.00%	1,000.00	1,020.77	4.48
First Eagle Overseas Fund Class C	5.00%	1,000.00	1,015.73	9.55
First Eagle U.S. Value Fund Class A	5.00%	1,000.00	1,019.06	6.21
First Eagle U.S. Value Fund Class I	5.00%	1,000.00	1,020.32	4.94
First Eagle U.S. Value Fund Class C	5.00%	1,000.00	1,015.27	10.01
First Eagle Gold Fund Class A	5.00%	1,000.00	1,019.00	6.26
First Eagle Gold Fund Class I	5.00%	1,000.00	1,020.27	4.99
First Eagle Gold Fund Class C	5.00%	1,000.00	1,015.22	10.06
First Eagle Fund of America Class Y	5.00%	1,000.00	1,018.10	7.17
First Eagle Fund of America Class C	5.00%	1,000.00	1,014.32	10.97
First Eagle Fund of America Class A	5.00%	1,000.00	1,018.10	7.17

(1)	For the six months ended October 31, 2006.
(2)

Expenses are equal to the annualized expense ratio of 1.14%, 0.89%, 1.89%, 1.13%, 0.88%, 1.88%, 1.22%, 0.97%, 1.97%, 1.23%, 0.98%, 1.98%, 1.41%, 2.16%, and 1.41% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I and C; and First Eagle Fund of America Class Y, C, and A, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND OVERVIEW

FIRST EAGLE GLOBAL FUND	Data as of October 31, 2006 (unaudited)

THE INVESTMENT STYLE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that helps minimize risk.

ASSET ALLOCATION

COUNTRIES

United States	37.57%	India	0.55%
France	11.41%	Canada	0.34%
Japan	8.85%	Malaysia	0.29%
Switzerland	6.64%	Belgium	0.27%
South Korea	4.63%	Brazil	0.22%
United Kingdom	2.89%	Taiwan	0.17%
Germany	1.78%	Ireland	0.14%
Netherlands	1.46%	Sweden	0.11%
Spain	1.14%	Commonwealth
Italy	1.09%	of Independent
Hong Kong	0.93%	States	0.11%
Singapore	0.82%	New Zealand	0.11%
Mexico	0.63%	Denmark	0.11%
South Africa	0.62%	Other	0.24%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	20.73%	20.58%	14.34%
with sales load	14.70%	19.35%	13.90%
MSCI World Index	21.32%	10.39%	7.57%
Consumer Price Index	1.31%	2.57%	2.46%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. It is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Berkshire Hathaway Inc., Class ‘A’ (U.S. holding company)	2.67%
Nestlé SA (Swiss food manufacturer)	2.62%
Samsung Electronics Company, Limited (CS & Pfd.)	2.40%
(South Korean electronics company)
Sodexho Alliance SA (French food management services provider)	2.34%
Costco Wholesale Corporation (U.S. multiline retailer)	2.27%
Gold bullion (precious metal)	2.21%
Toyota Motor Corporation (Japanese automobile manufacturer)	2.12%
Pargesa Holding SA (Swiss diversified financials company)	2.00%
Microsoft Corporation (U.S. software developer)	1.83%
Liberty Interactive (U.S. media company)	1.78%

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. (32.42%)

	Consumer Discretionary (1.98%)
6,643,070	McDonald’s Corporation	$184,142,058	$278,477,494
415,500	Nike Inc., Class ‘B’	32,802,758	38,176,140
734,600	International Speedway Corporation, Class ‘A’	35,103,219	38,133,086
413,318	Wyndham Worldwide Corporation (a)	15,740,866	12,192,881
390,000	Weyco Group, Inc.	1,285,375	9,352,200
185,000	St. John Knits International Inc. (a)	3,180,703	5,735,000
500,000	A.T. Cross Company, Class ‘A’ (a)	4,150,673	3,440,000

		276,405,652	385,506,801

	Consumer Staples (0.63%)
2,235,148	Anheuser-Busch Companies Inc.	97,185,155	105,990,718
115,270	Altria Group, Inc.	2,497,439	9,374,909
111,111	HJ Heinz Company	3,782,241	4,684,440
82,570	Seneca Foods Corporation, Class ‘A’ (a)	1,242,679	2,096,865

		104,707,514	122,146,932

	Energy (2.60%)
4,721,433	ConocoPhillips Company	244,762,591	284,419,124
2,232,001	Apache Corporation	146,759,987	145,794,305
556,404	SEACOR Holdings Inc. (a)	23,217,111	49,787,030
355,990	Murphy Oil Corporation	7,188,911	16,788,488
206,590	San Juan Basin Royalty Trust	7,928,014	7,674,819

		429,856,614	504,463,766

	Financials (0.08%)
516,647	Realogy Corporation (a)	14,565,015	13,319,160
114,750	East Texas Financial Services, Inc. (c)	862,687	1,879,031
8,200	Redwood Financial, Inc. (a)(e)	71,750	154,160

		15,499,452	15,352,351

	Health Care (2.61%)
4,608,470	Johnson & Johnson	279,907,643	310,610,878
1,684,130	Bausch & Lomb Inc.	78,995,549	90,168,320
1,012,500	Wellpoint, Inc. (a)	78,406,611	77,274,000
591,250	UnitedHealth Group Inc.	30,064,878	28,841,175

		467,374,681	506,894,373

	Holding Companies (2.75%)
4,915	Berkshire Hathaway Inc., Class ‘A’ (a)	414,943,985	518,409,625
7,432	Case Pomeroy & Company, Inc., Class ‘A’	7,366,948	13,303,280
2,485	J.G. Boswell Company	573,840	1,740,743

		422,884,773	533,453,648

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Industrials (3.36%)
9,640,620	Tyco International Limited	$225,550,668	$283,723,447
3,057,540	Cintas Corporation	115,716,545	126,582,156
8,305,971	Blount International Inc. (a)(c)	110,473,625	90,950,382
870,960	Manpower Inc.	34,320,745	59,024,959
1,576,258	UniFirst Corporation	37,181,601	56,824,101
651,227	Banta Corporation	28,938,738	28,836,332
206,659	Avis Budget Group Inc. (a)	4,921,975	4,089,782
4,805	Conbraco Industries, Inc. (a)	1,568,050	1,326,180
365,000	Kaiser Ventures LLC (a)(e)(i)(j)	—	1,047,550

		558,671,947	652,404,889

	Materials (0.03%)
428,510	Tronox Inc. Class ‘A’	5,392,614	5,613,481

	Media (6.80%)
15,637,264	Liberty Interactive (a)	286,313,957	345,114,416
2,867,312	Liberty Capital (a)	193,471,880	255,362,807
3,919,730	Clear Channel Communications Inc.	121,427,739	136,602,591
3,067,730	Comcast Corporation-Special Class ‘A’ (a)	86,166,451	124,181,710
1,142,883	OmniCom Group	104,030,867	115,945,480
4,809,260	News Corporation Class ‘A’	73,140,045	100,273,071
2,636,140	CBS Corporation Class ‘B’	68,991,095	76,289,892
745,590	Meredith Corporation	38,682,827	39,143,475
1,912,750	Valassis Communications, Inc. (a)	55,341,929	28,710,378
908,154	Liberty Global Inc. (a)	15,431,569	23,829,961
920,998	Liberty Global Inc. Series ‘C’ (a)	14,395,506	23,420,979
445,740	Viacom Inc. (a)	15,234,457	17,348,201
565,700	New York Times Company, Class ‘A’	13,549,811	13,672,969
281,791	Dow Jones & Company Inc.	10,444,173	9,888,046
890,510	Interpublic Group of Companies, Inc. (a)	7,690,031	9,715,464
34,924	Mills Music Trust (c)	1,055,337	1,676,352

		1,105,367,674	1,321,175,792

	Paper and Forest Products (2.07%)
5,914,332	Rayonier Inc. (c)	127,733,481	242,428,469
4,069,600	Plum Creek Timber Company, Inc.	131,114,009	146,261,424
260,100	Deltic Timber Corporation	12,612,099	13,241,691
4,927	Longview Fibre Company	103,450	103,763

		271,563,039	402,035,347

	Precious Metals (0.51%)
5,510,060	Newmont Mining Corporation Holding Company	65,498,486	99,566,156

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Real Estate (0.08%)
500,000	Crescent Real Estate Equities Company	$7,671,061	$10,900,000
258,133	Price Legacy Corporation Pfd., Series ‘A’	2,935,244	3,755,835
192,250	LandCo LLC (a)(e)(i)(j)	669,030	669,030
21,124	Security Capital European Realty (a)(e)(j)	422,475	285,174

		11,697,810	15,610,039

	Retail (5.11%)
8,244,500	Costco Wholesale Corporation	344,460,824	440,091,410
5,240,010	The Home Depot Inc	192,342,244	195,609,573
3,434,880	Wal-Mart Stores, Inc.	154,589,597	169,270,886
2,171,440	Tiffany & Company	61,804,700	77,563,837
1,210,370	Barnes & Noble, Inc.	25,002,118	50,000,385
1,000,000	Dillard’s Inc., Class ‘A’	16,266,643	30,170,000
436,100	Federated Department Stores Inc.	3,759,110	19,149,151
94,750	Autozone Inc. (a)	8,753,628	10,612,000

		806,978,864	992,467,242

	Technology and Telecommunications (3.58%)
12,350,210	Microsoft Corporation	294,848,598	354,574,529
12,179,040	Intel Corporation	231,000,388	259,900,714
4,286,822	Sprint Nextel Corporation	91,671,543	80,120,703

		617,520,529	694,595,946

	Utilities (0.23%)
738,080	IDACORP, Inc.	22,583,799	29,102,494
325,000	CalEnergy Capital Trust 6½% Conv. Pfd.	14,327,813	15,518,750

		36,911,612	44,621,244

	Total Common and Preferred Stocks – U.S.	5,196,331,261	6,295,908,007

	Common and Preferred Stocks – Non-U.S. (42.04%)

	Australia and New Zealand (0.16%)
6,650,000	News & Media NZ Limited exchangeable preference shares (10)	17,173,423	20,965,854
3,061,521	Spotless Group Limited (8)	8,454,626	10,716,897

		25,628,049	31,682,751

	Belgium (0.27%)
1,934,375	Deceuninck (c)(1)	48,605,944	53,073,882

	Brazil (0.22%)
533,355	Petroleo Brasileiro SA ADR (3)	28,225,628	43,180,421

	Canada (0.30%)
1,055,320	Aber Diamond Corporation (9)	31,289,297	39,074,092
2,222,250	IAMGOLD Corporation (12)	16,750,353	18,739,722

		48,039,650	57,813,814

	Chile (0.05%)
700,000	Quinenco SA ADR (8)	4,366,596	9,100,000

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – Non-U.S. – (continued)

	Commonwealth of Independent States (0.11%)
556,624	Firebird Fund, L.P. (a)(b)(e)(7)	$1,000,000	$21,069,809

	Denmark (0.11%)
259,990	Carlsberg A/S, ‘A’ (2)	11,505,044	20,943,243

	France (10.12%)
8,462,752	Sodexho Alliance SA (1)	254,997,419	454,453,100
2,127,098	Wendel Investissement (7)	65,820,551	283,936,293
7,257,095	Vivendi Universal SA (10)	188,367,961	274,778,077
2,096,866	L’Oréal SA (2)	156,316,374	203,904,765
3,194,172	Rémy Cointreau SA (2)	113,428,829	170,713,040
1,465,000	Essilor International SA (6)	71,835,914	153,677,811
477,000	Neopost SA (8)	27,488,265	58,315,716
1,653,560	Télévision Française 1 SA (10)	43,471,274	56,173,274
810,000	Société BIC SA (8)	37,045,867	52,097,548
52,143	Société Sucrière de Pithiviers-le-Vieil (c)(2)	27,198,161	48,842,040
313,800	Financière Marc de Lacharrière SA (7)	12,141,837	29,233,279
1,384,776	Elior SCA (1)	20,979,406	23,556,535
133,231	Robertet SA (2)	17,060,751	20,402,729
42,252	Robertet SA C.I. (2)	800,508	4,583,191
326,070	Zodiac SA (a)(8)	17,708,998	20,364,630
157,620	Guyenne et Gascogne SA (2)	17,078,217	20,154,906
294,180	Total SA (3)	18,507,992	19,915,915
297,640	Carrefour SA (2)	13,716,176	18,133,241
378,818	Trigano SA (1)	17,357,493	17,795,006
323,383	PagesJaunes Groupe SA (10)	5,636,940	9,702,229
92,987	Gaumont SA (10)	5,094,361	7,653,916
70,000	NSC Groupe (c)(8)	12,400,388	6,798,051
385,000	Sabeton SA (c)(7)	4,841,233	6,033,382
17,845	Société Foncière Financière et de Participations (7)	3,933,965	3,896,443

		1,153,228,880	1,965,115,117

	Germany (1.78%)
1,721,525	Fraport AG (16)	58,775,040	118,304,364
735,000	Hornbach Holding AG Pfd. (1)	46,863,613	67,064,873
2,362,330	Deutsche Telekom AG (15)	38,209,882	40,879,162
1,133,937	Bertelsmann AG D.R.C. (10)	26,746,576	35,308,598
461,960	Vossloh AG (16)	23,900,375	28,881,087
142,873	Axel Springer AG (10)	13,415,306	21,583,915
580,856	Praktiker Bau-und Heimwerkermaerkte Holding AG (1)	10,181,301	18,494,422
168,299	Hornbach Baumarkt AG (1)	8,109,997	8,526,558
89,094	Pfeiffer Vacuum Technology AG (8)	5,649,179	6,014,588

		231,851,269	345,057,567

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – Non-U.S. – (continued)

	Hong Kong (0.64%)
6,225,000	Guoco Group Limited (7)	$52,462,656	$75,166,279
24,303,370	Shaw Brothers (Hong Kong) Limited (c)(10)	24,161,349	45,666,821
21,500,000	City e-Solutions Limited (c)(1)	971,287	2,514,587

		77,595,292	123,347,687

	India (0.55%)
2,325,000	Tata Motors Limited (1)	23,275,395	42,843,249
7,150,000	Hindustan Lever Limited (2)	19,866,524	37,190,505
1,174,999	Nestlé India Limited (2)	14,548,375	27,584,488

		57,690,294	107,618,242

	Italy (1.09%)
8,815,410	Italcementi S.p.A. RNC (9)	105,932,942	146,922,198
656,451	Italmobiliare S.p.A. RNC (9)	41,033,352	49,878,441
2,102,593	Gewiss S.p.A. (8)	12,927,323	15,643,196

		159,893,617	212,443,835

	Japan (8.85%)
6,952,000	Toyota Motor Corporation (1)	284,946,411	412,071,676
3,775,100	Ono Pharmaceutical Company, Limited (6)	165,867,433	184,371,732
6,249,100	Shimano Inc. (c)(1)	109,496,137	174,246,812
3,256,800	Secom Company, Limited (8)	124,614,050	162,958,389
18,858,500	Aioi Insurance Company, Limited (4)	64,447,332	129,847,261
12,000,000	NIPPONKOA Insurance Company, Limited (4)	54,518,219	95,556,601
2,352,700	Kose Corporation (2)	73,915,989	70,833,546
3,468,480	Toho Company, Limited (10)	49,442,993	65,563,365
3,360,500	T. Hasegawa Company, Limited (c)(2)	51,177,359	49,409,396
978,500	Astellas Pharma Inc. (6)	40,379,930	44,106,359
1,379,100	Shimachu Company, Limited (1)	32,950,108	39,515,759
833,100	Fuji Photo Film Company, Limited (1)	23,108,315	30,925,493
558,600	Canon Inc. (15)	19,299,690	29,956,994
933,400	Olympus Corporation (6)	18,882,021	29,698,909
1,429,600	Chofu Seisakusho Company, Limited (1)	27,525,671	28,001,403
2,052,580	Nissin Healthcare Food Service Company, Limited (2)	30,969,650	25,895,356
804,590	Meitec Corporation (8)	25,863,348	25,393,979
180,500	Hirose Electric Company, Limited (15)	22,338,426	24,084,164
407,830	Mabuchi Motor Company Limited (15)	24,369,065	23,789,938
1,000,000	Aderans Company, Limited (2)	23,155,963	23,179,233
908,500	Mitsui Sumitomo Insurance Company, Limited (4)	4,091,290	11,306,227
1,079,900	Seikagaku Corporation (6)	11,099,559	11,277,919
507,950	Cosel Company Limited (8)	8,907,050	8,437,231
218,700	Makita Corporation (1)	6,205,002	6,509,652
249,600	Mandom Corporation (2)	6,001,198	6,084,420
171,600	Shoei Company, Limited (7)	491,308	5,474,644

		1,304,063,517	1,718,496,458

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – Non-U.S. – (continued)

	Mexico (0.63%)
12,322,800	Industrias Peñoles, SA de C.V. (12)	$28,431,517	$101,738,134
6,842,100	Embotelladoras Arca SA de C.V. (2)	12,460,765	20,861,184

		40,892,282	122,599,318

	Netherlands (0.82%)
3,140,243	Heineken Holding NV (2)	87,042,407	122,827,457
767,500	Telegraaf Media Groep NV (10)	14,080,508	19,001,235
473,438	Koninklijke Grolsch NV (2)	12,444,932	16,916,981

		113,567,847	158,745,673

	Singapore (0.37%)
20,000,000	Fraser & Neave Limited (2)	25,007,468	56,934,026
13,467,250	ComfortDelgro Corporation Limited (16)	3,279,184	14,074,256

		28,286,652	71,008,282

	South Africa (0.62%)
7,150,000	Mvelaphanda Resources Limited (a)(12)	23,702,956	31,218,692
1,627,720	Gold Fields Limited ADR (12)	24,296,780	27,280,587
749,210	Gold Fields Limited (12)	2,173,736	12,374,918
1,460,290	Harmony Gold Mining Company, Limited ADR (a)(12)	16,251,484	22,692,907
1,000,000	Harmony Gold Mining Company, Limited (a)(12)	4,591,642	15,121,443
297,200	AngloGold Ashanti Limited ADR (12)	10,868,897	12,651,804

		81,885,495	121,340,351

	South Korea (4.63%)
684,330	Samsung Electronics Company, Limited Pfd. (15)	151,360,619	331,888,793
205,920	Samsung Electronics Company, Limited (15)	140,981,608	133,521,299
5,110,741	SK Telecom Company, Limited ADR (15)	105,781,049	123,066,643
51,900	Lotte Confectionery Company, Limited (2)	21,157,499	63,009,233
963,770	KT&G Corporation (2)	24,446,199	59,526,068
65,500	Nam Yang Dairy Products Company, Limited (c)(2)	14,805,002	56,234,214
585,700	SK Corporation (3)	37,186,353	42,950,090
501,000	Kukdong Electric Wire Company, Limited (c)(e)(i)(j)(15)	10,918,559	23,606,495
966,000	Kangwon Land Inc. (1)	14,292,625	18,709,010
1,589,160	Daeduck GDS Company, Limited (c)(15)	14,042,994	16,645,452
1,869,420	Daeduck Electronics Company, Limited (15)	13,292,480	16,267,902
10,360	Lotte Chilsung Beverage Company, Limited (2)	5,901,967	13,061,318

		554,166,954	898,486,517

	Spain (1.14%)
2,957,996	Corporacion Financiera Alba SA (7)	62,416,753	188,742,330
694,670	Altadis SA (2)	20,275,546	33,243,867

		82,692,299	221,986,197

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – Non-U.S. – (continued)

	Switzerland (6.64%)
1,493,173	Nestlé SA (2)	$413,586,151	$510,394,117
4,049,550	Pargesa Holding SA (7)	261,546,678	388,556,171
3,362,555	Kuehne & Nagel International AG (16)	58,106,835	231,228,900
21,200	Lindt & Spruengli AG PC (2)	8,190,224	46,326,778
608	Lindt & Spruengli AG (2)	4,891,881	14,039,233
454,987	Schindler Holding PC (8)	12,736,829	26,146,154
1,031,490	Micronas Semiconductor Holding AG (a)(15)	35,897,078	20,906,058
44,586	Edipresse SA (10)	12,572,898	20,404,097
137,582	Affichage Holding (10)	16,462,329	19,807,116
9,340	Sika AG (a)(9)	1,514,509	12,169,381

		825,505,412	1,289,978,005

	Taiwan (0.17%)
31,662,504	Phoenixtec Power Company, Limited (8)(c)	32,756,953	33,366,529

	Thailand (0.03%)
577,000	The Oriental Hotel Public Company, Limited (1)	2,636,472	5,753,494

	United Kingdom (2.63%)
21,293,298	Tesco Plc (2)	123,750,340	159,806,814
43,309,223	Vodafone Group Plc (15)	92,834,421	111,512,046
9,281,339	Millennium & Copthorne Hotel Plc (1)	52,093,287	94,837,575
2,012,870	Anglo American Plc (12)	43,615,551	90,755,055
1,375,000	Amdocs Limited (a)(15)	29,218,760	53,295,000
347,420	JZ Equity Partners, Plc (4)	608,699	1,109,883

		342,121,058	511,316,373

	Miscellaneous (0.11%)
1,375,000	Banco Latinoamericano de Exportaciones SA ADR (4)	22,535,553	22,467,500

	Total Common and Preferred Stocks – Non-U.S.	5,278,740,757	8,165,991,065

Ounces

	Commodity (2.21%)
707,666	Gold bullion (a)	341,837,771	429,234,675

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Principal Amount		Cost (Note 1)	Value (Note 1)

	Notes, Bonds and Convertible Bonds (6.45%)

	Commodity-Linked Notes (0.20%)

$1,200,000	UBS Gold-Linked Note 0% due 11/03/2006 (a)(b)(d)(e)(g)(12)	$1,200,000	$1,709,319
1,250,000	UBS Gold-Linked Note 0% due 11/15/2006 (a)(b)(d)(e)(g)(12)	1,250,000	1,805,259
1,400,000	UBS Gold-Linked Note 0% due 12/20/2006 (a)(b)(d)(e)(g)(12)	1,400,000	1,781,194
2,550,000	UBS Gold-Linked Note 0% due 12/21/2006 (a)(b)(d)(e)(g)(12)	2,550,000	3,146,400
2,400,000	UBS Gold-Linked Note 0% due 12/22/2006 (a)(b)(d)(e)(g)(12)	2,400,000	2,882,937
1,350,000	UBS Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(g)(12)	1,350,000	1,634,491
1,400,000	UBS Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(h)(12)	1,400,000	1,990,579
1,500,000	UBS Gold-Linked Note 0% due 1/11/2007 (a)(b)(d)(e)(h)(12)	1,500,000	1,936,970
1,450,000	UBS Gold-Linked Note 0% due 1/12/2007 (a)(b)(d)(e)(h)(12)	1,450,000	1,901,445
1,128,000	HSBC Silver-Linked Note 0% due 11/06/2006 (a)(b)(d)(e)(g)(12)	1,128,000	2,077,436
1,087,000	HSBC Gold-Linked Note 0% due 11/08/2006 (a)(b)(d)(e)(g)(12)	1,087,000	1,563,650
1,928,000	HSBC Gold-Linked Note 0% due 11/22/2006 (a)(b)(d)(e)(g)(12)	1,928,000	2,704,791
1,130,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(g)(12)	1,130,000	1,478,718
1,111,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(g)(12)	1,111,000	1,475,741
1,118,000	HSBC Gold-Linked Note 0% due 12/07/2006 (a)(b)(d)(e)(g)(12)	1,118,000	1,451,947
1,152,000	HSBC Gold-Linked Note 0% due 12/11/2006 (a)(b)(d)(e)(g)(12)	1,152,000	1,470,758
1,141,000	HSBC Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(g)(12)	1,141,000	1,513,765
1,175,000	HSBC Gold-Linked Note 0% due 12/29/2006 (a)(b)(d)(e)(g)(12)	1,175,000	1,508,935
1,194,000	HSBC Gold-Linked Note 0% due 1/03/2007 (a)(b)(d)(e)(g)(12)	1,194,000	1,513,395
1,255,000	HSBC Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(g)(12)	1,255,000	1,549,423
1,208,000	HSBC Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(g)(12)	1,208,000	1,500,336

		29,127,000	38,597,489

	U.S. Treasury Notes (1.66%)
10,000,000	U.S. Treasury Zero Coupon Strip due 11/15/2007 (a)(5)	9,406,571	9,516,270
38,779,200	U.S. Treasury Inflation Index Note 4¼% due 1/15/2010 (k)(5)	39,799,706	40,724,248
266,593,000	U.S. Treasury Notes 5 1/8% due 6/30/2011 (5)	266,994,557	272,705,977

		316,200,834	322,946,495

	U.S. Dollar Bonds and Notes (0.99%)
2,750,000	Westpoint Stevens Inc. 7 7/8% due 6/15/2005 (a)(e)(f)(j)(1)	2,504,977	275
4,384,000	Lear Corporation 8 1/8% due 4/01/2008 (1)	5,141,059	5,720,521
30,742,000	Lear Corporation 8.11% due 5/15/2009 (1)	29,294,203	31,318,412
3,500,000	Computer Associates International Inc. 6½% due 4/15/2008 (15)	3,290,735	3,545,794
4,850,000	Crescent Real Estate Equities Company 9¼% due 4/15/2009 (13)	4,886,814	5,001,563
13,500,000	GATX Corporation 8 7/8% due 6/01/2009 (4)	13,100,825	14,616,099
4,910,000	American Standard Companies Inc. 8¼% due 6/01/2009 (8)	5,042,861	5,223,611
1,250,000	Freeport McMoRan Copper & Gold, Inc. 10 1/8% due 2/01/2010 (12)	1,272,250	1,329,688
610,000	Ethyl Corporation 8 7/8% due 5/01/2010 (9)	637,066	637,450
3,728,000	Columbus McKinnon Corporation 10% due 8/01/2010 (8)	3,813,995	4,007,600
20,500,000	Tyco International Group SA 6¾% due 2/15/2011 (8)	18,019,652	21,708,024
6,900,000	Briggs & Stratton Corporation 8 7/8% due 3/15/2011 (1)	7,158,876	7,538,250
3,500,000	Toys ‘R’ Us, Inc. 7 5/8% due 8/01/2011 (14)	3,433,042	3,045,000
28,930,000	Blount International Inc. 8 7/8% due 8/01/2012 (8)	28,974,766	29,074,650
5,500,000	Greif Inc. 8 7/8% due 8/01/2012 (9)	5,492,376	5,802,500

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

	Principal Amount		Cost (Note 1)	Value (Note 1)

		Notes, Bonds and Convertible Bonds – (continued)

		U.S. Dollar Bonds and Notes – (continued)

	$646,000	Manitowoc Company Inc. 10½% due 8/01/2012 (8)	$646,000	$700,910
	15,145,000	Tronox Worldwide LLC 9½% due 12/01/2012 (9)	15,627,423	15,712,937
	12,522,000	Sirius Satellite Radio Inc. 9 5/8% due 08/01/2013 (10)	12,212,796	12,271,560
	2,000,000	Legrand SA 8½% due 2/15/2025 (8)	1,955,937	2,290,000
	4,200,000	Bausch & Lomb Inc. 7 1/8% due 8/01/2028 (6)	3,545,096	4,321,779
	5,500,000	Bergen Bank Floating Rate Perpetual Notes
		(5.5625% @ 10/31/2006) (4)	3,966,197	4,675,000
	3,500,000	Den Norske Bank Floating Rate Perpetual Notes
		(5.65% @ 10/31/2006) (4)	2,648,626	2,993,364
	3,170,000	Den Norske Bank Floating Rate Perpetual Notes
		(5.6875% @ 10/31/2006) (4)	2,108,013	2,729,018
	10,000,000	Christiania Bank Floating Rate Perpetual Notes
		(5.46625% @ 10/31/2006) (4)	6,968,571	8,938,590

			181,742,156	193,202,595

		U.S. Dollar Convertible Bonds (0.09%)
	2,000,000	TriQuint Semiconductor Inc. 4% due 3/01/2007 (15)	1,949,317	1,995,000
	15,000,000	SCI Systems Inc. 3% due 3/15/2007 (15)	14,276,251	14,925,000

			16,225,568	16,920,000

		Non U.S. Dollar Notes and Bonds (3.51%)
SGD	85,000,000	Singapore Government 2 5/8% due 10/01/2007 (5)	50,747,774	54,264,573
SGD	52,947,000	Singapore Government 2 3/8% due 10/01/2009 (5)	31,904,974	33,331,353
CAD	8,500,000	Shaw Communications Inc. 7.4% due 10/17/2007 (10)	5,391,945	7,755,588
HKD	205,000,000	Hong Kong Government 3.57% due 12/17/2007 (5)	26,649,326	26,322,947
HKD	199,650,000	Hong Kong Government 3.34% due 12/19/2008 (5)	25,351,533	25,462,932
HKD	44,250,000	Hong Kong Government 2.52% due 3/24/2009 (5)	5,531,570	5,531,290
EUR	2,959,000	Koninklijke Ahold NV 5 7/8% due 5/09/2008 (14)	2,884,367	3,867,699
GBP	15,000,000	EMI Group Plc 8¼% due 5/20/2008 (10)	24,007,389	30,245,171
EUR	1,500,000	EMI Group Plc 8 5/8% due 10/15/2013 (b)(10)	1,733,805	2,130,150
SEK	125,000,000	Sweden Government I/L 4.526% due 12/01/2008 (5)	18,277,923	21,244,895
EUR	2,000,000	Independent News & Media Plc 8% due 12/15/2008 (10)	2,417,480	2,705,438
EUR	2,500,000	Independent News & Media Plc 5¾% due 5/17/2009 (10)	2,757,700	3,251,790
MYR	165,000,000	Malaysian Government 4.305% due 2/27/2009 (5)	43,783,652	45,779,064
MYR	37,014,000	Malaysian Government 3.756% due 4/28/2011 (5)	9,922,434	10,118,477
EUR	14,755,000	Republic of France O.A.T. I/L 3% due 7/25/2009 (k)(5)	13,079,031	19,353,734
EUR	105,397,026	Republic of France O.A.T. I/L 3% due 7/25/2012 (k)(5)	143,582,612	144,693,393
EUR	14,000,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	15,884,333	15,900,829
EUR	4,000,000	Riverdeep Group Limited 9¼% due 4/15/2011 (b)(15)	4,798,926	5,666,106
GBP	3,000,000	Marks & Spencer Group Plc 6 3/8% due 11/07/2011 (1)	5,071,479	5,907,844
GBP	5,875,000	Enodis Plc 10 3/8% due 4/15/2012 (j)(8)	9,091,453	12,005,282
EUR	57,200,000	UPC Holding BV 7¾% due 1/15/2014 (b)(10)	66,232,001	71,718,354

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

	Principal Amount		Cost (Note 1)	Value (Note 1)

		Notes, Bonds and Convertible Bonds – (continued)

		Non U.S. Dollar Notes and Bonds – (continued)

EUR	37,300,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	$43,983,364	$48,790,405
EUR	47,450,000	Ray Acquisition SCA 9 3/8% due 3/15/2015 (b)(8)	57,037,842	68,879,399
EUR	12,000,000	FINEL 9½% due 6/30/2017 (b)(e)(i)(j)(11)	14,474,400	7,656,900
EUR	15,000,000	FINEL 9½% due 10/15/2017 (b)(e)(i)(j)(11)	18,067,500	9,571,125

			642,664,813	682,154,738

		Total Notes, Bonds and Convertible Bonds	1,185,960,371	1,253,821,317

		Short Term Investments (16.84%)

	$25,000,000	BMW US Capital LLC 5.21% due 11/01/2006	25,000,000	25,000,000
	18,545,000	BMW US Capital LLC 5.22% due 11/01/2006	18,545,000	18,545,000
	15,300,000	BMW US Capital LLC 5.23% due 11/01/2006	15,300,000	15,300,000
	25,000,000	Emerson Electric Company 5.21% due 11/01/2006	25,000,000	25,000,000
	25,000,000	Nestlé Capital Corporation 5.21% due 11/01/2006	25,000,000	25,000,000
	50,000,000	Nestlé Capital Corporation 5.20% due 11/03/2006	49,985,556	49,985,556
	20,000,000	Nestlé Capital Corporation 5.19% due 11/06/2006	19,985,583	19,985,583
	25,000,000	Nestlé Capital Corporation 5.20% due 11/08/2006	24,974,722	24,974,722
	20,900,000	Nestlé Capital Corporation 5.21% due 11/08/2006	20,878,827	20,878,827
	20,000,000	Nestlé Capital Corporation 5.19% due 11/21/2006	19,942,333	19,942,333
	25,000,000	Nestlé Capital Corporation 5.19% due 11/28/2006	24,902,688	24,902,688
	25,000,000	Nestlé Capital Corporation 5.19% due 12/07/2006	24,870,250	24,870,250
	25,608,000	Nestlé Capital Corporation 5.19% due 12/08/2006	25,471,403	25,471,403
	25,000,000	Republic of Austria 5.16% due 11/01/2006	25,000,000	25,000,000
	25,000,000	Republic of Austria 5.17% due 11/07/2006	24,978,458	24,978,458
	25,000,000	Republic of Austria 5.17% due 11/09/2006	24,971,278	24,971,278
	25,000,000	Republic of Austria 5.17% due 11/10/2006	24,967,688	24,967,688
	20,000,000	Caterpillar Financial Services Corporation 5.20% due 11/01/2006	20,000,000	20,000,000
	25,600,000	Caterpillar Financial Services Corporation 5.20% due 11/02/2006	25,596,302	25,596,302
	22,950,000	Caterpillar Financial Services Corporation 5.18% due 11/27/2006	22,864,142	22,864,142
	20,000,000	L’Oréal SA 5.21% due 11/01/2006	20,000,000	20,000,000
	17,500,000	L’Oréal SA 5.21% due 11/02/2006	17,497,467	17,497,467
	22,500,000	L’Oréal SA 5.22% due 11/03/2006	22,493,475	22,493,475
	22,500,000	L’Oréal SA 5.23% due 11/06/2006	22,483,656	22,483,656
	15,750,000	L’Oréal SA 5.23% due 11/07/2006	15,736,271	15,736,271
	8,175,000	L’Oréal SA 5.23% due 11/09/2006	8,165,499	8,165,499
	19,250,000	L’Oréal SA 5.22% due 11/21/2006	19,194,175	19,194,175
	21,000,000	L’Oréal SA 5.22% due 11/22/2006	20,936,055	20,936,055
	10,000,000	L’Oréal SA 5.23% due 11/27/2006	9,962,228	9,962,228
	15,000,000	L’Oréal SA 5.23% due 11/28/2006	14,941,162	14,941,162
	13,252,000	Henkel Corporation 5.30% due 11/01/2006	13,252,000	13,252,000
	16,000,000	Henkel Corporation 5.27% due 11/13/2006	15,971,893	15,971,893
	24,000,000	Henkel Corporation 5.27% due 11/14/2006	23,954,327	23,954,327
	2,500,000	Dow Jones and Company 5.31% due 11/01/2006	2,500,000	2,500,000
	30,000,000	Gannet Company, Inc. 5.20% due 11/02/2006	29,995,667	29,995,667
	25,000,000	General Electric Company 5.19% due 11/02/2006	24,996,396	24,996,396

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short Term Investments – (continued)

$25,000,000	General Electric Company 5.20% due 12/13/2006	$24,848,333	$24,848,333
25,000,000	Siemens AG 5.19% due 11/02/2006	24,996,396	24,996,396
25,000,000	Siemens AG 5.19% due 11/06/2006	24,981,979	24,981,979
50,000,000	Siemens AG 5.19% due 11/08/2006	49,949,542	49,949,542
50,000,000	Siemens AG 5.19% due 11/09/2006	49,942,332	49,942,332
25,000,000	Siemens AG 5.19% due 11/14/2006	24,953,146	24,953,146
25,000,000	Siemens AG 5.19% due 12/01/2006	24,891,875	24,891,875
25,000,000	Siemens AG 5.20% due 12/01/2006	24,891,667	24,891,667
23,000,000	Siemens AG 5.20% due 12/04/2006	22,890,367	22,890,367
25,000,000	Pitney Bowes Inc. 5.20% due 11/02/2006	24,996,389	24,996,389
20,000,000	Pitney Bowes Inc. 5.20% due 11/06/2006	19,985,556	19,985,556
25,000,000	Pitney Bowes Inc. 5.20% due 11/13/2006	24,956,667	24,956,667
25,000,000	ConocoPhillips Company 5.29% due 11/02/2006	24,996,326	24,996,326
20,000,000	ConocoPhillips Company 5.28% due 11/02/2006	19,997,067	19,997,067
25,000,000	ConocoPhillips Company 5.30% due 11/07/2006	24,977,917	24,977,917
23,750,000	ConocoPhillips Company 5.30% due 11/07/2006	23,729,021	23,729,021
22,983,000	ConocoPhillips Company 5.30% due 11/10/2006	22,952,547	22,952,547
25,000,000	ConocoPhillips Company 5.30% due 11/14/2006	24,952,153	24,952,153
22,500,000	7-Eleven Inc. 5.22% due 11/02/2006	22,496,737	22,496,737
2,568,000	7-Eleven Inc. 5.22% due 11/03/2006	2,567,255	2,567,255
14,000,000	7-Eleven Inc. 5.21% due 11/07/2006	13,987,843	13,987,843
12,000,000	7-Eleven Inc. 5.21% due 11/09/2006	11,986,107	11,986,107
20,000,000	7-Eleven Inc. 5.21% due 11/10/2006	19,973,950	19,973,950
20,800,000	7-Eleven Inc. 5.21% due 11/15/2006	20,757,857	20,757,857
17,271,000	7-Eleven Inc. 5.21% due 11/27/2006	17,206,013	17,206,013
1,300,000	7-Eleven Inc. 5.21% due 11/28/2006	1,294,920	1,294,920
6,977,000	7-Eleven Inc. 5.21% due 11/29/2006	6,948,728	6,948,728
14,300,000	Colgate-Palmolive Company 5.20% due 11/02/2006	14,297,934	14,297,934
18,954,000	Colgate-Palmolive Company 5.19% due 11/03/2006	18,948,535	18,948,535
10,000,000	Colgate-Palmolive Company 5.20% due 11/06/2006	9,992,778	9,992,778
25,200,000	Colgate-Palmolive Company 5.19% due 11/07/2006	25,178,202	25,178,202
36,939,000	The Home Depot, Inc. 5.23% due 11/03/2006	36,928,267	36,928,267
30,000,000	BellSouth Corporation 5.22% due 11/03/2006	29,991,300	29,991,300
24,100,000	BellSouth Corporation 5.22% due 11/06/2006	24,082,528	24,082,528
22,000,000	BellSouth Corporation 5.23% due 11/06/2006	21,984,019	21,984,019
50,000,000	BellSouth Corporation 5.22% due 11/07/2006	49,956,500	49,956,500
12,500,000	BellSouth Corporation 5.23% due 11/07/2006	12,489,104	12,489,104
23,700,000	BellSouth Corporation 5.22% due 11/10/2006	23,669,072	23,669,072
25,000,000	BellSouth Corporation 5.20% due 11/17/2006	24,942,222	24,942,222
25,000,000	BellSouth Corporation 5.21% due 12/01/2006	24,891,458	24,891,458
20,000,000	Vulcan Materials Company 5.22% due 11/03/2006	19,994,200	19,994,200
25,000,000	RaboBank USA Finance Corporation 5.22% due 11/06/2006	24,996,375	24,996,375
22,370,000	RaboBank USA Finance Corporation 5.27% due 11/06/2006	22,370,000	22,370,000
12,071,000	RaboBank USA Finance Corporation 5.245% due 11/06/2006	12,062,207	12,062,207
26,835,000	RaboBank USA Finance Corporation 5.255% due 11/13/2006	26,787,994	26,787,994
25,000,000	RaboBank USA Finance Corporation 5.22% due 11/13/2006	24,931,125	24,931,125

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short Term Investments – (continued)

$25,000,000	RaboBank USA Finance Corporation 5.26% due 11/17/2006	$24,941,611	$24,941,611
25,000,000	RaboBank USA Finance Corporation 5.23% due 11/17/2006	24,905,660	24,905,660
30,488,000	RaboBank USA Finance Corporation 5.25% due 11/27/2006	30,372,510	30,372,510
25,000,000	RaboBank USA Finance Corporation 5.23% due 11/27/2006	24,902,031	24,902,031
25,000,000	Air Products and Chemicals Inc. 5.21% due 11/06/2006	24,981,910	24,981,910
25,000,000	Air Products and Chemicals Inc. 5.21% due 11/13/2006	24,956,583	24,956,583
24,500,000	Air Products and Chemicals Inc. 5.21% due 11/20/2006	24,432,632	24,432,632
25,000,000	AT&T Corporation 5.24% due 11/06/2006	24,981,806	24,981,806
23,000,000	AT&T Corporation 5.22% due 11/06/2006	22,983,325	22,983,325
20,000,000	AT&T Corporation 5.24% due 11/06/2006	19,985,444	19,985,444
25,000,000	AT&T Corporation 5.24% due 11/09/2006	24,970,889	24,970,889
50,000,000	AT&T Corporation 5.25% due 11/28/2006	49,803,126	49,803,126
30,000,000	AT&T Corporation 5.23% due 11/28/2006	29,882,325	29,882,325
17,051,000	AT&T Corporation 5.22% due 11/28/2006	16,984,245	16,984,245
25,000,000	AT&T Corporation 5.23% due 12/11/2006	24,854,722	24,854,722
25,000,000	AT&T Corporation 5.25% due 12/11/2006	24,854,167	24,854,167
21,931,000	AT&T Corporation 5.25% due 12/13/2006	21,796,673	21,796,673
25,000,000	AT&T Corporation 5.25% due 12/18/2006	24,828,646	24,828,646
25,000,000	AT&T Corporation 5.22% due 12/20/2006	24,822,375	24,822,375
24,000,000	AT&T Corporation 5.23% due 12/20/2006	23,829,153	23,829,153
19,700,000	Unilever Capital Corporation 5.19% due 11/06/2006	19,685,800	19,685,800
13,405,000	Unilever Capital Corporation 5.20% due 11/30/2006	13,348,848	13,348,848
4,878,000	Honeywell International Inc. 5.19% due 11/06/2006	4,874,484	4,874,484
20,000,000	Wal-Mart Stores, Inc. 5.19% due 11/07/2006	19,982,700	19,982,700
20,000,000	Wal-Mart Stores, Inc. 5.20% due 11/13/2006	19,965,333	19,965,333
45,000,000	Wal-Mart Stores, Inc. 5.18% due 11/21/2006	44,870,500	44,870,500
20,000,000	Wal-Mart Stores, Inc. 5.19% due 11/27/2006	19,925,033	19,925,033
40,000,000	Wal-Mart Stores, Inc. 5.20% due 11/28/2006	39,844,000	39,844,000
20,000,000	Wal-Mart Stores, Inc. 5.19% due 11/28/2006	19,922,150	19,922,150
19,264,000	Wal-Mart Stores, Inc. 5.19% due 12/05/2006	19,169,574	19,169,574
25,000,000	Wal-Mart Stores, Inc. 5.20% due 12/07/2006	24,870,000	24,870,000
25,000,000	Wal-Mart Stores, Inc. 5.20% due 12/11/2006	24,855,556	24,855,556
20,000,000	Merrill Lynch & Company Inc. 5.23% due 11/07/2006	19,982,567	19,982,567
25,000,000	Merrill Lynch & Company Inc. 5.23% due 11/10/2006	24,967,312	24,967,312
25,000,000	Merrill Lynch & Company Inc. 5.22% due 12/01/2006	24,891,250	24,891,250
25,000,000	Merrill Lynch & Company Inc. 5.21% due 12/08/2006	24,866,132	24,866,132
25,000,000	Merrill Lynch & Company Inc. 5.21% due 12/18/2006	24,829,951	24,829,951
30,000,000	General Electric Capital Corporation 5.20% due 11/08/2006	29,969,667	29,969,667
25,000,000	General Electric Capital Corporation 5.23% due 11/10/2006	24,967,312	24,967,312
29,604,000	General Electric Capital Corporation 5.19% due 11/15/2006	29,544,249	29,544,249
30,000,000	General Electric Capital Corporation 5.18% due 11/22/2006	29,909,350	29,909,350
25,000,000	Hitachi Limited 5.27% due 11/10/2006	24,967,062	24,967,062
21,661,000	Hitachi Limited 5.27% due 11/10/2006	21,632,462	21,632,462
25,000,000	Hitachi Limited 5.27% due 11/22/2006	24,923,146	24,923,146
10,382,000	DuPont Ei Nemour 5.21% due 11/10/2006	10,368,477	10,368,477
26,750,000	Target Corporation 5.20% due 11/13/2006	26,703,633	26,703,633

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Principal Amount		Cost (Note 1)		Value (Note 1)

	Short Term Investments – (continued)

$6,000,000	Target Corporation 5.20% due 11/20/2006	$5,983,533		$5,983,533
14,559,000	Target Corporation 5.20% due 11/27/2006	14,504,323		14,504,323
25,000,000	Dell Inc. 5.24% due 11/13/2006	24,956,333		24,956,333
24,000,000	Dell Inc. 5.23% due 11/14/2006	23,954,673		23,954,673
15,000,000	American Express Credit Corporation 5.23% due 11/15/2006	14,969,492		14,969,492
25,000,000	American Express Credit Corporation 5.23% due 11/16/2006	24,945,521		24,945,521
25,000,000	American Express Credit Corporation 5.23% due 11/17/2006	24,941,889		24,941,889
30,000,000	American Express Credit Corporation 5.23% due 11/20/2006	29,917,192		29,917,192
28,744,000	American Express Credit Corporation 5.22% due 11/29/2006	28,627,299		28,627,299
30,427,000	American Express Credit Corporation 5.22% due 11/30/2006	30,299,054		30,299,054
11,300,000	Pearson Holdings Inc. 5.32% due 11/17/2006	11,273,282		11,273,282
12,266,000	Pearson Holdings Inc. 5.31% due 11/22/2006	12,228,006		12,228,006
25,000,000	The Sherwin-Williams Company 5.29% due 11/27/2006	24,904,486		24,904,486
26,350,000	Procter and Gamble Company 5.21% due 11/29/2006	26,243,224		26,243,224
25,000,000	Shell International UK Plc 5.20% due 11/30/2006	24,895,278		24,895,278

	Total Short-Term Investments	3,270,466,977		3,270,466,977

	Total Investments (99.96%)	$15,273,337,137	*	19,415,422,041	**

	Other assets in excess of liabilities (0.04%)			7,374,646

	Net Assets (100.00%)			$19,422,796,687

*	At October 31, 2006 cost of investments for federal income tax purposes was $15,587,420,450.
**

Gross unrealized appreciation and depreciation of securities at October 31, 2006 for federal income tax purposes were $3,949,825,583 and $121,823,992, respectively (net appreciation was $3,828,001,591).

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Foreign Currencies	Sector/Industry Classifications

CAD — Canadian dollar	(1)	Consumer Discretionary	(9)	Materials
EUR — euro	(2)	Consumer Staples	(10)	Media
GBP — pound sterling	(3)	Energy	(11)	Paper and Forest Products
HKD — Hong Kong dollar	(4)	Financials	(12)	Precious Metals
MYR — Malaysian ringgit	(5)	Government Issues	(13)	Real Estate
SEK — Swedish krona	(6)	Health Care	(14)	Retail
SGD — Singapore dollar	(7)	Holding Companies	(15)	Technology and Telecommunications
	(8)	Industrials	(16)	Transportation

(a)	Non-income producing security/commodity.
(b)

All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the year ended October 31, 2006.

	Purchases		Sales
					Realized	Dividend
Affiliate	Shares	Cost	Shares	Cost	Gain	Income

Blount International Inc.	2,529,430	$32,438,549	—	—	—	—
City e-Solutions Limited	—	—	—	—	—	$83,128
Daeduck GDS Company, Limited	804,210	9,012,512	—	—	—	226,581
Deceuninck	247,786	6,501,660	—	—	—	398,142
East Texas Financial Services, Inc.	—	—	—	—	—	28,688
Kukdong Electric Wire Company, Limited	—	—	—	—	—	264,244
Mills Music Trust	—	—	—	—	—	168,431
Nam Yang Dairy Products Company, Limited	—	—	—	—	—	51,319
NSC Groupe	—	—	—	—	—	132,116
Phoenixtec Power Company, Limited	20,252,504	21,288,263	—	—	—	1,063,522
Rayonier Inc.	1,745,650	64,833,226	2,232,021	$74,392,481	$12,081,309	12,331,145
Sabeton SA	—	—	—	—	—	54,424
Shaw Brothers (Hong Kong) Limited	—	—	696,630	1,065,132	219,809	1,286,336
Shimano Inc.	574,100	16,416,921	—	—	—	1,549,098
Société Sucrière de Pithiviers-le-Vieil	—	—	107	86,101	14,969	1,428,326
T. Hasegawa Company, Limited	590,500	9,546,886	—	—	—	670,571

Total					$12,316,087	$19,736,071

(d)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(e)	Security for which there is less than three market makers.
(f)	In default as to principal and/or interest.
(g)	Leveraged 1½ to 1 to the price of bullion.
(h)	Leveraged 2 to 1 to the price of bullion.
(i)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2006 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal

Kaiser Ventures LLC	6/24/1993	—	$2.87
FINEL 9½% due 6/30/2017	6/22/2005	$14,474,400	0.64
FINEL 9½% due 10/15/2017	10/11/2005	18,067,500	0.64
Kukdong Electric Wire Company, Limited	6/18/2004	10,918,559	47.12
LandCo LLC	9/6/2006	669,030	3.48

(j)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.28% of net assets.
(k)	Inflation protected security.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE OVERSEAS FUND	Data as of October 31, 2006 (unaudited)

THE INVESTMENT STYLE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management’s research-driven process seeks to minimize risk by focusing on undervalued securities.

ASSET ALLOCATION

COUNTRIES

France	17.29%	Brazil	0.53%
Japan	14.12%	India	0.50%
Switzerland	8.14%	Belgium	0.49%
South Korea	6.01%	Ireland	0.33%
United Kingdom	5.94%	Australia	0.30%
United States	3.97%	Chile	0.28%
Germany	3.30%	Malaysia	0.27%
Netherlands	2.65%	Denmark	0.24%
Singapore	2.12%	Taiwan	0.18%
Italy	1.81%	Commonwealth
Hong Kong	1.68%	of Independent
Spain	1.46%	States	0.16%
Canada	1.34%	New Zealand	0.13%
Mexico	1.03%	Other	0.30%
South Africa	0.74%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	22.24%	23.01%	15.51%
with sales load	16.13%	21.76%	15.07%
MSCI EAFE Index	27.52%	14.56%	7.34%
Consumer Price Index	1.31%	2.57%	2.46%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Nestlé SA (Swiss food manufacturer)	3.03%
Samsung Electronics Company, Limited (CS & Pfd.)	2.64%
(South Korean electronics company)
Gold bullion (precious metal)	2.62%
Toyota Motor Corporation (Japanese automobile manufacturer)	2.52%
Wendel Investissement (French holding company)	2.41%
Sodexho Alliance SA (French food management services provider)	2.40%
Pargesa Holding SA (Swiss diversified financials company)	2.11%
Tesco PLC (U.K. food retailer)	1.71%
Vivendi Universal SA (French multimedia company)	1.62%
Republic of France O.A.T. I/L3% due 7/25/2012	1.53%
(French government bond)

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS
October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks (66.92%)

	Australia and New Zealand (0.43%)
9,379,181	Spotless Group Limited (8)	$26,460,511	$32,831,954
3,804,345	News and Media NZ Limited exchangeable preference shares (10)	9,769,634	11,994,187
5,750,000	Tasman Farms (a)(c)(2)	1,054,354	2,545,686

		37,284,499	47,371,827

	Belgium (0.49%)
1,945,309	Deceuninck (c)(1)	44,793,371	53,373,881

	Brazil (0.53%)
718,436	Petroleo Brasiliero SA ADR (3)	33,865,844	58,164,579

	Canada (1.20%)
960,040	Aber Diamond Corporation (9)	22,371,735	35,546,272
680,080	EnCana Corporation (3)	7,193,022	32,296,999
1,529,000	Yellow Pages Income Fund (10)	17,036,741	20,586,358
2,289,690	IAMGOLD Corporation (12)	12,693,787	19,308,428
488,940	Goldcorp Inc. (12)	10,453,513	12,849,343
3,637,800	Catalyst Paper Corporation (a)(11)	11,854,684	10,463,129
50,000	Metallica Resources Inc. (a)(12)	59,469	169,190

		81,662,951	131,219,719

	Chile (0.28%)
2,375,300	Quinenco SA ADR (8)	15,508,046	30,878,900

	Commonwealth of Independent States (0.16%)
352,296	Firebird Fund, L.P. (a)(b)(e)(7)	353,178	12,929,097
4,919	Firebird Republic Fund, Limited Class ‘A’ (a)(b)(e)(7)	719,082	4,489,541
100,000	First NIS Regional Fund SICAV (b)(7)	1,000,000	623,000
9,000	Baltic Republic Fund (e)(7)	185,750	33,750

		2,258,010	18,075,388

	Denmark (0.24%)
225,000	Carlsberg A/S, ‘A’ (2)	9,948,430	18,124,658
90,400	Carlsberg A/S, ‘B’ (2)	2,788,595	7,769,621

		12,737,025	25,894,279

	France (14.62%)
1,982,115	Wendel Investissement (7)	45,681,476	264,583,196
4,900,114	Sodexho Alliance SA (1)	146,026,897	263,138,043
4,693,490	Vivendi Universal SA (10)	110,838,835	177,711,351
1,265,000	Essilor International SA (6)	55,902,323	132,697,905
1,211,453	L’Oréal SA (2)	90,179,023	117,804,876
1,900,760	Rémy Cointreau SA (2)	58,258,192	101,586,426
617,100	Neopost SA (8)	23,484,142	75,443,665
615,917	Laurent-Perrier (c)(2)	21,745,843	53,605,369
700,000	Société BIC SA (8)	27,529,842	45,022,572
172,220	Société Foncière Financière et de Participations (7)	22,591,007	37,604,110

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – (continued)

	France – (continued)
600,100	Carrefour SA (2)	$27,697,271	$36,560,133
38,750	Société Sucrière de Pithiviers-le Vieil (c)(2)	15,309,438	36,296,896
1,051,060	Télévision Française 1 SA (10)	27,663,943	35,705,678
540,680	Zodiac SA (8)	29,937,796	33,768,051
220,000	Robertet SA (c)(2)	18,181,898	33,690,360
51,500	Robertet SA C.I. (2)	2,151,628	5,586,347
425,120	Total SA (3)	27,859,045	28,780,521
297,038	Financière Marc de Lacharrière SA (7)	9,573,875	27,671,748
275,000	Gaumont SA (10)	13,978,318	22,635,711
448,992	Trigano SA (a)(1)	21,737,111	21,091,436
801,724	Elior SCA (1)	7,061,067	13,638,191
193,850	Cap Gemini SA (15)	6,678,281	11,008,485
183,170	PagesJaunes Groupe SA (10)	3,196,993	5,495,519
300,000	Frégate SAS 2% Conv. Pfd due 3/31/2013 (a)(e)(h)(i)(7)	3,620,400	5,289,942
83,175	Carbone Lorraine SA (8)	1,518,117	4,629,992
3,593,581	FINEL (b)(e)(h)(i)(k)(11)	9,152,131	3,714,618
26,499	NSC Groupe (8)	4,385,060	2,573,451
1,000	Société Vermandoise de Sucreries (2)	854,846	1,786,610
20,000	Didot-Bottin SA (7)	1,934,129	1,607,949
100,000	Sabeton SA (7)	1,463,142	1,567,112
4,941	Guyenne et Gascogne SA (2)	546,897	631,807

		836,738,966	1,602,928,070

	Germany (3.30%)
917,125	Fraport AG (16)	35,695,044	63,025,451
796,610	Pfeiffer Vacuum Technology AG (c)(8)	28,013,594	53,777,815
2,717,010	Deutsche Telekom AG (15)	43,950,933	47,016,755
485,000	Hornbach Holding AG Pfd. (14)	27,517,310	44,253,692
1,405,000	Bertelsmann AG D.R.C. (10)	31,678,271	43,748,974
649,390	Vossloh AG (16)	20,929,277	40,598,946
255,000	Axel Springer AG (10)	13,458,494	38,523,012
1,644,040	Singulus Technologies (a)(8)	20,586,775	19,952,376
340,086	Praktiker Bau-und Heimwerkermaerkte Holding AG (1)	5,961,070	10,828,319

		227,790,768	361,725,340

	Hong Kong (1.37%)
6,750,000	Guoco Group Limited (7)	49,304,815	81,505,604
18,205,120	Shaw Brothers (Hong Kong) Limited (10)	16,593,230	34,208,011
7,000,000	Hopewell Holdings Limited (13)	7,763,618	20,782,459
10,000,000	SmarTone Telecommunications Holdings Limited (a)(15)	11,260,665	9,575,097
11,250,000	City e-Solutions Limited (1)	336,425	1,315,773
12,000,000	China-Hong Kong Photo Products Holdings Limited (1)	949,952	1,156,723
10,000,000	Lerado Group Holding Company Limited (1)	1,533,725	1,156,723

		87,742,430	149,700,390

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – (continued)

	India (0.50%)
4,250,000	Hindustan Lever Limited (2)	$11,835,191	$22,106,244
1,150,000	Tata Motors Limited (1)	11,635,888	21,191,284
482,001	Nestlé India Limited (2)	6,511,864	11,315,542

		29,982,943	54,613,070

	Indonesia (0.02%)
4,500,000	PT Bat Indonesia Tbk (a)(c)(2)	4,735,462	2,350,192

	Italy (1.81%)
4,858,626	Italcementi S.p.A. RNC (9)	41,848,298	80,976,383
865,000	Italmobiliare S.p.A. RNC (9)	20,885,294	65,724,405
6,912,152	Gewiss S.p.A. (c)(8)	27,084,522	51,426,096

		89,818,114	198,126,884

	Japan (14.12%)
4,653,870	Toyota Motor Corporation (1)	195,023,294	275,852,706
5,166,200	Shimano Inc. (c)(1)	88,639,127	144,051,764
16,125,200	Aioi Insurance Company, Limited (4)	55,958,202	111,027,550
2,247,000	Ono Pharmaceutical Company, Limited (6)	90,875,008	109,741,008
11,956,430	NIPPONKOA Insurance Company, Limited (4)	58,951,532	95,209,651
1,881,600	Secom Company, Limited (8)	74,592,577	94,148,398
1,896,700	Kose Corporation (2)	57,123,582	57,104,597
2,271,850	Nitto Kohki Company, Limited (c)(8)	38,484,456	46,538,774
2,924,991	T. Hasegawa Company, Limited (c)(2)	38,402,243	43,006,112
3,189,600	Mitsui Sumitomo Insurance Company, Limited (4)	15,084,508	39,694,376
2,029,810	Toho Company, Limited (10)	20,431,118	38,368,730
1,000,000	Fuji Photo Film Company, Limited (1)	29,054,325	37,120,985
1,514,990	Mandom Corporation (c)(2)	30,105,086	36,930,432
260,580	Hirose Electric Company, Limited (15)	31,620,852	34,769,260
1,004,380	Olympus Corporation (6)	22,720,945	31,957,350
941,400	Meitec Corporation (8)	30,260,895	29,711,893
200,000	Nippon Television Network Corporation (10)	28,448,858	25,762,306
558,820	Astellas Pharma Inc. (6)	23,036,744	25,189,081
450,000	Canon Inc. (15)	15,750,090	24,132,917
807,000	Shimachu Company, Limited (14)	16,965,249	23,123,209
1,678,220	Nissin Healthcare Food Service Company, Limited (2)	29,196,656	21,172,429
761,000	Fuji Seal International Inc. (9)	20,152,809	20,177,907
1,000,000	Chofu Seisakusho Company, Limited (1)	14,518,405	19,586,879
1,397,200	Seikagaku Corporation (6)	8,770,523	14,591,637
235,600	Mabuchi Motor Company Limited (15)	14,077,682	13,743,249
100,000	ASAHI Broadcasting Corporation (10)	6,141,481	13,685,156
427,500	SK Kaken Company, Limited (8)	7,390,751	13,565,625
727,800	Ariake Japan Company, Limited (2)	16,158,329	13,383,826
860,600	Maezawa Kasei Industries Company, Limited (c)(8)	15,225,469	12,484,092
475,000	Matsumoto Yushi-Seiyaku Company, Limited (9)	11,518,365	12,310,225

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – (continued)

	Japan – (continued)
500,000	Aderans Company, Limited (2)	$9,598,197	$11,589,616
324,960	Icom Inc. (15)	7,835,814	9,311,175
284,350	Shoei Company, Limited (7)	1,376,325	9,071,766
1,010,890	Sansei Yusoki Company, Limited (c)(8)	8,968,950	8,265,927
422,600	Chudenko Corporation (8)	6,395,452	6,307,463
730,000	Shingakukai Company, Limited (1)	6,128,280	5,363,469
289,620	Cosel Company Limited (8)	5,081,618	4,810,692
493,100	Yomeishu Seizo Company, Limited (2)	3,118,626	4,677,312
125,770	Makita Corporation (1)	3,237,704	3,743,571
325,000	Sonton Food Industry Company, Limited (2)	3,298,777	3,305,179
37,100	Tachihi Enterprise Company, Limited (13)	1,374,762	1,453,346
55,700	Nagaileben Company, Limited (6)	1,075,560	1,136,249

		1,162,169,226	1,547,177,889

	Mexico (1.03%)
7,066,060	Industrias Peñoles, SA de C.V. (12)	7,565,314	58,338,021
10,734,970	Grupo Modelo SA de C.V. (2)	39,834,954	51,535,824
76,300	Grupo Aeroportuario del Pacifico SA de C.V. ADR (16)	1,602,300	2,879,562

		49,002,568	112,753,407

	Netherlands (1.90%)
2,668,019	Heineken Holding NV (2)	68,378,321	104,356,888
564,948	Hal Trust NV (7)	16,178,190	43,617,983
1,000,000	Koninklijke Grolsch NV (c)(2)	23,826,083	35,732,200
825,000	Telegraaf Media Groep NV (10)	14,452,839	20,424,781
299,620	Wegener NV (10)	2,070,144	3,823,601

		124,905,577	207,955,453

	Singapore (1.65%)
15,104,850	Haw Par Corporation Limited (c)(8)	38,068,723	65,370,095
16,847,500	Fraser & Neave Limited (2)	20,643,694	47,959,800
10,000,000	United Overseas Land Limited (7)	12,162,423	25,645,958
16,750,000	Singapore Airport Terminal Services Limited (16)	20,204,311	24,055,908
17,549,625	ComfortDelgro Corporation Limited (16)	6,946,456	18,340,635

		98,025,607	181,372,396

	South Africa (0.74%)
1,828,980	Gold Fields Limited ADR (12)	22,367,834	30,653,705
1,591,010	Harmony Gold Mining Company Limited ADR (a)(12)	17,567,971	24,724,295
4,238,010	Mvelaphanda Resources Limited (a)(12)	13,994,141	18,504,214
170,510	AngloGold Ashanti Limited ADR (12)	6,235,721	7,258,611

		60,165,667	81,140,825

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – (continued)

	South Korea (6.01%)
437,510	Samsung Electronics Company, Limited Pfd. (15)	$80,372,730	$212,185,153
118,970	Samsung Electronics Company, Limited (15)	76,836,183	77,141,749
2,978,607	SK Telecom Company, Limited ADR (15)	62,194,487	71,724,857
57,630	Lotte Confectionery Company, Limited (2)	28,238,265	69,965,743
556,815	KT&G Corporation (2)	11,125,045	34,390,993
503,480	Honam Petrochemical Corporation (9)	26,353,510	31,524,270
336,900	SK Corporation (3)	21,428,778	24,705,285
741,500	Fursys Inc. (c)(8)	5,637,805	20,852,966
22,950	Nam Yang Dairy Products Company, Limited (2)	4,912,653	19,703,438
28,850	Nam Yang Dairy Products Company, Limited Pfd. (2)	479,094	9,491,139
550,830	Samsung Corporation (15)	15,425,479	18,384,382
591,500	Kangwon Land Inc. (1)	8,751,592	11,455,879
1,042,250	Daeduck GDS Company, Limited (c)(15)	8,149,986	10,916,913
225,000	Kukdong Electric Wire Company, Limited (c)(e)(h)(i)(15)	3,821,270	10,601,719
1,087,440	Daeduck Electronics Company, Limited (15)	7,707,302	9,463,024
1,111,890	Dong Ah Tire & Rubber Company, Limited (1)	4,731,509	7,079,847
227,190	Hankuk Paper Manufacturing Company, Limited (11)	8,472,793	6,268,641
39,160	Pacific Corporation (2)	5,419,100	5,444,084
2,515,000	Nexans Korea Limited (c)(e)(h)(i)(8)	2,949,159	5,231,243
186,570	Sam-A Pharmaceutical Company, Limited (6)	1,444,598	1,346,361
28,920	Daekyo Company, Limited Pfd. (1)	1,159,606	1,135,562

		385,610,944	659,013,248

	Spain (1.46%)
2,199,356	Corporacion Financiera Alba SA (7)	45,264,667	140,335,408
407,790	Altadis SA (2)	11,538,297	19,515,045

		56,802,964	159,850,453

	Switzerland (8.14%)
972,665	Nestlé SA (2)	263,835,867	332,474,866
2,414,958	Pargesa Holding SA (7)	136,885,700	231,716,322
2,404,752	Kuehne & Nagel International AG (16)	25,502,758	165,364,777
1,512	Lindt & Spruengli AG (2)	9,953,182	34,913,355
23,500	Sika AG (a)(9)	4,229,788	30,618,892
385,300	Schindler Holding PC (8)	7,460,045	22,141,541
4,500	Metall Zug PC AG (1)	4,717,773	19,471,589
35,000	Edipresse SA (10)	11,616,314	16,017,212
616,270	Micronas Semiconductor Holding AG (a)(15)	23,527,827	12,490,452
78,857	Affichage Holding (10)	8,596,169	11,352,719
4,459	Zehnder Group AG – B (8)	4,577,161	7,746,363
7,000	Hilti AG (e)(h)(i)(8)	4,485,845	5,066,956
10,000	PubliGroupe SA (10)	1,375,950	3,217,115

		506,764,379	892,592,159

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – (continued)

	Taiwan (0.18%)
18,512,790	Phoenixtec Power Company, Limited (8)	$19,158,817	$19,509,119

	Thailand (0.02%)
250,000	The Oriental Hotel Public Company, Limited (1)	1,152,073	2,492,848

	United Kingdom (5.43%)
25,005,775	Tesco Plc (2)	146,927,572	187,669,060
40,645,648	Vodafone Group Plc (15)	87,815,129	104,653,906
6,849,210	Millennium & Copthorne Hotel Plc (1)	30,272,950	69,985,857
5,434,150	WPP Group Plc (10)	67,217,509	69,596,158
3,705,780	Spirax-Sarco Engineering Plc (8)	27,715,395	65,872,352
1,162,920	Anglo American Plc (12)	23,891,959	52,433,028
5,000,000	McBride Plc (2)	6,379,400	16,807,641
300,000	Amdocs Limited (a)(15)	6,197,557	11,628,000
3,146,000	JZ Equity Partners, Plc (4)	5,873,374	10,050,349
2,274,274	Chrysalis Group Plc (10)	5,076,605	5,877,460
775,000	Trans-Siberian Gold Limited (a)(12)	1,123,590	886,871

		408,491,040	595,460,682

	United States (1.13%)
3,110,415	News Corporation, Class ‘A’ (10)	45,879,056	64,852,153
926,070	Newmont Mining Corporation Holding Company (12)	22,265,089	41,923,189
34,500	Third Avenue Global Value Fund L.P. (a)(b)(e)(7)	3,450,000	6,465,410
213,257	Liberty Global Inc. Series ‘C’ (a)(10)	3,113,500	5,423,126
204,117	Liberty Global Inc. (a)(10)	3,229,794	5,356,030
14,083	Security Capital European Realty (a)(e)(j)(13)	281,660	190,121

		78,219,099	124,210,029

	Miscellaneous (0.16%)
1,094,523	Banco Latinoamericano de Exportaciones SA ADR (4)	13,960,676	17,884,506

	Total Common and Preferred Stocks	4,469,347,066	7,335,835,533

Ounces

	Commodity (2.62%)
472,856	Gold bullion (a)	228,563,561	286,811,028

Principal Amount

	Notes, Bonds and Convertible Bonds (5.77%)
	Commodity-Linked Notes (0.22%)
$1,200,000	UBS Gold-Linked Note 0% due 11/03/2006 (a)(b)(d)(e)(f)(12)	1,200,000	1,709,319
1,600,000	UBS Gold-Linked Note 0% due 11/15/2006 (a)(b)(d)(e)(f)(12)	1,600,000	2,310,731
2,150,000	UBS Gold-Linked Note 0% due 12/20/2006 (a)(b)(d)(e)(f)(12)	2,150,000	2,735,406
1,350,000	UBS Gold-Linked Note 0% due 12/21/2006 (a)(b)(d)(e)(f)(12)	1,350,000	1,665,741
1,350,000	UBS Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(f)(12)	1,350,000	1,634,491

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Principal Amount			Cost (Note 1)	Value (Note 1)

		Notes, Bonds and Convertible Bonds – (continued)

		Commodity-Linked Notes – (continued)
	$1,400,000	UBS Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(g)(12)	$1,400,000	$1,990,579
	1,500,000	UBS Gold-Linked Note 0% due 1/11/2007 (a)(b)(d)(e)(g)(12)	1,500,000	1,936,970
	2,900,000	UBS Gold-Linked Note 0% due 1/12/2007 (a)(b)(d)(e)(g)(12)	2,900,000	3,802,889
	1,950,000	HSBC Gold-Linked Note 0% due 11/13/2006 (a)(b)(d)(e)(f)(12)	1,950,000	2,797,860
	2,023,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(f)(12)	2,023,000	2,647,298
	673,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(f)(12)	673,000	893,946

			18,096,000	24,125,230

		U.S. Dollar Notes and Bonds (0.03%)
	1,000,000	YPF Sociedad Anonima SA 9 1/8% due 2/24/2009 (3)	867,490	1,064,500
	2,000,000	Legrand SA 8½% due 2/15/2025 (8)	2,064,223	2,290,000

			2,931,713	3,354,500

		Non U.S. Dollar Notes and Bonds (5.49%)
SGD	24,900,000	Singapore Government 2 5/8% due 10/01/2007 (5)	14,967,712	15,896,328
SGD	56,842,000	Singapore Government 2 3/8% due 10/01/2009 (5)	34,234,668	35,783,346
CAD	16,500,000	Shaw Communications Inc. 7.4% due 10/17/2007 (10)	10,526,826	15,054,964
HKD	67,500,000	Hong Kong Government 3.57% due 12/17/2007 (5)	8,796,646	8,667,312
HKD	164,250,000	Hong Kong Government 3.34% due 12/19/2008 (5)	20,856,460	20,948,092
HKD	37,100,000	Hong Kong Government 2.52% due 3/24/2009 (5)	4,637,734	4,637,533
EUR	9,766,000	Koninklijke Ahold NV 5 7/8% due 5/09/2008 (14)	9,663,738	12,765,106
GBP	11,000,000	EMI Group Plc 9¾% due 5/20/2008 (10)	17,210,847	22,179,792
EUR	7,500,000	EMI Group Plc 8 5/8% due 10/15/2013 (10)	8,728,622	10,650,748
EUR	2,500,000	EMI Group Plc 8 5/8% due 10/15/2013 (b)(10)	2,936,235	3,550,249
SEK	55,000,000	Sweden Government I/L 4.64% due 12/01/2008 (5)	7,847,842	9,347,754
EUR	3,000,000	Independent News & Media Plc 8% due 12/15/2008 (10)	3,626,220	4,058,157
EUR	5,500,000	Independent News & Media Plc 5¾% due 5/17/2009 (10)	5,973,587	7,153,937
MYR	50,260,000	Malaysian Government 4.305% due 2/27/2009 (5)	13,327,851	13,944,580
MYR	56,664,000	Malaysian Government 3.756% due 4/28/2011 (5)	15,190,055	15,490,177
EUR	49,429,250	Republic of France O.A.T. I/L 3% due 7/25/2009 (j)(5)	58,350,101	64,835,008
EUR	121,733,499	Republic of France O.A.T. I/L 3% due 7/25/2012 (j)(5)	164,654,444	167,120,779
EUR	1,250,000	Rémy Cointreau SA 6½% due 7/01/2010 (b)(2)	1,425,216	1,674,947
EUR	22,300,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	27,351,498	25,327,749
GBP	1,000,000	Marks & Spencer 6 3/8% due 11/07/2011 (1)	1,684,537	1,969,281
GBP	8,425,000	Enodis Plc 10 3/8% due 4/15/2012 (i)(8)	13,019,386	17,216,086
EUR	33,100,000	UPC Holding BV 7¾% due 1/15/2014 (b)(10)	38,312,476	41,501,355
EUR	21,600,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	25,494,232	28,253,961
EUR	28,800,000	Ray Acquisition SCA 9 3/8% due 3/15/2015 (b)(8)	34,622,612	41,806,674
EUR	8,000,000	FINEL 9½% due 6/30/2017 (b)(e)(h)(i)(11)	9,649,600	5,104,600
EUR	10,000,000	FINEL 9½% due 10/15/2017 (b)(e)(h)(i)(11)	12,045,000	6,380,750

			565,134,145	601,319,265

		Non U.S. Dollar Convertible Bonds (0.03%)
EUR	243,500	Havas SA 4% due 1/01/2009 (10)	1,986,854	3,403,780

		Total Notes, Bonds and Convertible Bonds	588,148,712	632,202,775

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short-Term Investments (24.51%)
$33,804,000	Gannet Company, Inc. 5.20% due 11/01/2006	$33,804,000	$33,804,000
25,000,000	BMW US Capital LLC 5.21% due 11/01/2006	25,000,000	25,000,000
18,545,000	BMW US Capital LLC 5.22% due 11/01/2006	18,545,000	18,545,000
25,000,000	Emerson Electric Company 5.21% due 11/1/2006	25,000,000	25,000,000
25,000,000	Nestlé Capital Corporation 5.21% due 11/01/2006	25,000,000	25,000,000
25,000,000	Nestlé Capital Corporation 5.20% due 11/03/2006	24,992,778	24,992,778
20,000,000	Nestlé Capital Corporation 5.19% due 11/06/2006	19,985,583	19,985,583
25,000,000	Nestlé Capital Corporation 5.20% due 11/08/2006	24,974,722	24,974,722
20,900,000	Nestlé Capital Corporation 5.21% due 11/08/2006	20,878,827	20,878,827
17,400,000	Nestlé Capital Corporation 5.21% due 11/20/2006	17,352,155	17,352,155
21,250,000	Nestlé Capital Corporation 5.19% due 11/21/2006	21,188,729	21,188,729
25,000,000	Nestlé Capital Corporation 5.19% due 11/28/2006	24,902,688	24,902,688
25,000,000	Nestlé Capital Corporation 5.19% due 12/07/2006	24,870,250	24,870,250
25,000,000	Republic of Austria 5.16% due 11/01/2006	25,000,000	25,000,000
25,000,000	Republic of Austria 5.17% due 11/07/2006	24,978,458	24,978,458
25,000,000	Republic of Austria 5.17% due 11/09/2006	24,971,278	24,971,278
25,000,000	Republic of Austria 5.17% due 11/10/2006	24,967,687	24,967,687
22,372,000	RaboBank USA Finance Corporation 5.27% due 11/01/2006	22,372,000	22,372,000
25,000,000	RaboBank USA Finance Corporation 5.22% due 11/02/2006	24,996,375	24,996,375
14,606,000	RaboBank USA Finance Corporation 5.25% due 11/06/2006	14,595,360	14,595,360
26,835,000	RaboBank USA Finance Corporation 5.26% due 11/13/2006	26,787,994	26,787,994
25,000,000	RaboBank USA Finance Corporation 5.26% due 11/17/2006	24,941,611	24,941,611
25,000,000	RaboBank USA Finance Corporation 5.22% due 11/20/2006	24,931,125	24,931,125
29,389,000	RaboBank USA Finance Corporation 5.25% due 11/27/2006	29,277,673	29,277,673
25,000,000	RaboBank USA Finance Corporation 5.23% due 11/27/2006	24,905,660	24,905,660
25,000,000	RaboBank USA Finance Corporation 5.23% due 11/28/2006	24,902,031	24,902,031
17,074,000	7-Eleven Inc. 5.20% due 11/01/2006	17,074,000	17,074,000
15,000,000	7-Eleven Inc. 5.21% due 11/06/2006	14,989,146	14,989,146
25,700,000	7-Eleven Inc. 5.21% due 11/28/2006	25,599,577	25,599,577
17,023,000	7-Eleven Inc. 5.21% due 11/29/2006	16,954,019	16,954,019
16,000,000	Caterpillar Financial Services Corporation 5.20% due 11/01/2006	16,000,000	16,000,000
18,815,000	Caterpillar Financial Services Corporation 5.20% due 11/02/2006	18,812,282	18,812,282
22,950,000	Caterpillar Financial Services Corporation 5.18% due 11/27/2006	22,864,141	22,864,141
25,000,000	General Electric Company 5.19% due 11/02/2006	24,996,396	24,996,396
25,000,000	General Electric Company 5.20% due 12/13/2006	24,848,333	24,848,333
25,000,000	Siemens AG 5.19% due 11/02/2006	24,996,396	24,996,396
25,000,000	Siemens AG 5.19% due 11/06/2006	24,981,979	24,981,979
25,000,000	Siemens AG 5.19% due 11/08/2006	24,974,771	24,974,771
50,000,000	Siemens AG 5.19% due 11/09/2006	49,942,334	49,942,334
25,000,000	Siemens AG 5.19% due 11/14/2006	24,953,146	24,953,146
25,000,000	Siemens AG 5.19% due 11/15/2006	24,949,542	24,949,542
25,000,000	Siemens AG 5.20% due 12/01/2006	24,891,667	24,891,667
25,000,000	Siemens AG 5.19% due 12/01/2006	24,891,875	24,891,875
23,000,000	Siemens AG 5.20% due 12/04/2006	22,890,367	22,890,367
25,000,000	ConocoPhillips Company 5.29% due 11/02/2006	24,996,326	24,996,326
20,000,000	ConocoPhillips Company 5.28% due 11/02/2006	19,997,067	19,997,067

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short-Term Investments – (continued)
$48,750,000	ConocoPhillips Company 5.30% due 11/07/2006	$48,706,937	$48,706,937
16,550,000	ConocoPhillips Company 5.30% due 11/13/2006	16,520,762	16,520,762
17,500,000	L’Oréal SA 5.21% due 11/02/2006	17,497,467	17,497,467
22,500,000	L’Oréal SA 5.22% due 11/03/2006	22,493,475	22,493,475
22,500,000	L’Oréal SA 5.23% due 11/06/2006	22,483,656	22,483,656
15,750,000	L’Oréal SA 5.23% due 11/07/2006	15,736,271	15,736,271
19,250,000	L’Oréal SA 5.22% due 11/21/2006	19,194,175	19,194,175
21,000,000	L’Oréal SA 5.22% due 11/22/2006	20,936,055	20,936,055
15,000,000	L’Oréal SA 5.23% due 11/28/2006	14,941,163	14,941,163
9,600,000	L’Oréal SA 5.23% due 11/29/2006	9,560,949	9,560,949
36,938,000	The Home Depot, Inc. 5.23% due 11/03/2006	36,927,267	36,927,267
30,000,000	BellSouth Corporation 5.22% due 11/03/2006	29,991,300	29,991,300
24,100,000	BellSouth Corporation 5.22% due 11/06/2006	24,082,527	24,082,527
19,600,000	BellSouth Corporation 5.23% due 11/06/2006	19,585,763	19,585,763
12,500,000	BellSouth Corporation 5.23% due 11/07/2006	12,489,104	12,489,104
25,000,000	BellSouth Corporation 5.23% due 11/09/2006	24,970,944	24,970,944
25,000,000	BellSouth Corporation 5.21% due 12/01/2006	24,891,458	24,891,458
20,000,000	Vulcan Materials Company 5.22% due 11/03/2006	19,994,200	19,994,200
11,046,000	Colgate-Palmolive Company 5.19% due 11/03/2006	11,042,815	11,042,815
45,000,000	AT&T Corporation 5.24% due 11/06/2006	44,967,250	44,967,250
23,000,000	AT&T Corporation 5.22% due 11/06/2006	22,983,325	22,983,325
25,000,000	AT&T Corporation 5.24% due 11/09/2006	24,970,889	24,970,889
30,000,000	AT&T Corporation 5.23% due 11/28/2006	29,882,325	29,882,325
50,000,000	AT&T Corporation 5.25% due 11/28/2006	49,803,125	49,803,125
19,949,000	AT&T Corporation 5.22% due 11/28/2006	19,870,900	19,870,900
12,800,000	AT&T Corporation 5.26% due 11/28/2006	12,749,504	12,749,504
25,000,000	AT&T Corporation 5.23% due 12/11/2006	24,854,722	24,854,722
25,000,000	AT&T Corporation 5.25% due 12/11/2006	24,854,167	24,854,167
21,931,000	AT&T Corporation 5.25% due 12/13/2006	21,796,673	21,796,673
25,000,000	AT&T Corporation 5.25% due 12/18/2006	24,828,646	24,828,646
20,000,000	Pitney Bowes Inc. 5.20% due 11/06/2006	19,985,556	19,985,556
25,000,000	Pitney Bowes Inc. 5.20% due 11/13/2006	24,956,667	24,956,667
13,985,000	Honeywell International Inc. 5.20% due 11/06/2006	13,974,900	13,974,900
6,787,000	Honeywell International Inc. 5.19% due 11/06/2006	6,782,108	6,782,108
20,000,000	Merrill Lynch & Company Inc. 5.23% due 11/07/2006	19,982,567	19,982,567
25,000,000	Merrill Lynch & Company Inc. 5.23% due 11/10/2006	24,967,313	24,967,313
25,000,000	Merrill Lynch & Company Inc. 5.22% due 12/01/2006	24,891,250	24,891,250
25,000,000	Merrill Lynch & Company Inc. 5.21% due 12/08/2006	24,866,132	24,866,132
25,000,000	Merrill Lynch & Company Inc. 5.21% due 12/18/2006	24,829,951	24,829,951
15,000,000	Wal-Mart Stores, Inc. 5.19% due 11/07/2006	14,987,025	14,987,025
45,000,000	Wal-Mart Stores, Inc. 5.18% due 11/21/2006	44,870,500	44,870,500
20,000,000	Wal-Mart Stores, Inc. 5.19% due 11/27/2006	19,925,033	19,925,033
40,000,000	Wal-Mart Stores, Inc. 5.20% due 11/28/2006	39,844,000	39,844,000
20,000,000	Wal-Mart Stores, Inc. 5.19% due 11/28/2006	19,922,150	19,922,150
12,945,000	Wal-Mart Stores, Inc. 5.19% due 12/05/2006	12,881,548	12,881,548
25,000,000	Wal-Mart Stores, Inc. 5.20% due 12/07/2006	24,870,000	24,870,000

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Principal Amount		Cost (Note 1)		Value (Note 1)

	Short-Term Investments – (continued)
$25,000,000	Wal-Mart Stores, Inc. 5.20% due 12/11/2006	$24,855,556		$24,855,556
30,000,000	General Electric Capital Corporation 5.20% due 11/08/2006	29,969,667		29,969,667
25,000,000	General Electric Capital Corporation 5.23%% due 11/10/2006	24,967,312		24,967,312
29,603,000	General Electric Capital Corporation 5.19% due 11/15/2006	29,543,251		29,543,251
30,000,000	General Electric Capital Corporation 5.18% due 11/22/2006	29,909,350		29,909,350
12,941,000	Unilever Capital Corporation 5.18% due 11/08/2006	12,927,966		12,927,966
14,500,000	Unilever Capital Corporation 5.18% due 11/10/2006	14,481,223		14,481,223
11,642,000	Unilever Capital Corporation 5.18% due 11/20/2006	11,610,172		11,610,172
18,339,000	Hitachi Limited 5.27% due 11/10/2006	18,314,838		18,314,838
25,000,000	Hitachi Limited 5.27% due 11/22/2006	24,923,146		24,923,146
15,000,000	Hitachi Limited 5.25% due 12/18/2006	14,897,188		14,897,188
25,000,000	Dell Inc. 5.24% due 11/13/2006	24,956,333		24,956,333
24,000,000	Dell Inc. 5.23% due 11/14/2006	23,954,673		23,954,673
23,251,000	Target Corporation 5.20% due 11/13/2006	23,210,698		23,210,698
6,900,000	Target Corporation 5.20% due 11/20/2006	6,881,063		6,881,063
9,736,000	Target Corporation 5.20% due 11/27/2006	9,699,436		9,699,436
30,601,000	American Express Credit Corporation 5.23% due 11/15/2006	30,538,761		30,538,761
25,000,000	American Express Credit Corporation 5.23% due 11/16/2006	24,945,521		24,945,521
11,694,000	American Express Credit Corporation 5.23% due 11/17/2006	11,666,818		11,666,818
18,887,000	American Express Credit Corporation 5.22% due 11/30/2006	18,807,580		18,807,580
6,200,000	Pearson Holdings Inc. 5.32% due 11/17/2006	6,185,340		6,185,340
11,302,000	Pearson Holdings Inc. 5.31% due 11/22/2006	11,266,992		11,266,992
25,000,000	The Sherwin-Williams Company 5.29% due 11/27/2006	24,904,486		24,904,486
15,000,000	Dow Jones and Company 5.32% due 11/27/2006	14,942,367		14,942,367
26,350,000	Procter and Gamble Company 5.21% due 11/29/2006	26,243,224		26,243,224
17,000,000	Atlantic Asset Security 5.20% due 12/01/2006	16,926,333		16,926,333

	Total Short-Term Investments	2,686,399,156		2,686,399,156

	Total Investments (99.82%)	$7,972,458,495	*	10,941,248,492

	Other assets in excess of liabilities (0.18%)			19,321,715

	Net Assets (100.00%)			$10,960,570,207	**

*	At October 31, 2006 cost of investments for federal income tax purposes was $8,287,738,632.
**

Gross unrealized appreciation and depreciation of investments at October 31, 2006 for federal income tax purposes were $2,713,981,539 and $60,471,679, respectively (net appreciation was $2,653,509,860).

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Foreign Currencies	Sector/Industry Classifications

CAD — Canadian dollar	(1)	Consumer Discretionary	(9)	Materials
EUR — euro	(2)	Consumer Staples	(10)	Media
GBP — pound sterling	(3)	Energy	(11)	Paper and Forest Products
HKD — Hong Kong dollar	(4)	Financials	(12)	Precious Metals
MYR — Malaysian ringgit	(5)	Government Issues	(13)	Real Estate
SEK — Swedish krona	(6)	Health Care	(14)	Retail
SGD — Singapore dollar	(7)	Holding Companies	(15)	Technology and Telecommunications
	(8)	Industrials	(16)	Transportation

(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the year ended October 31, 2006.

	Purchases		Sales
					Realized	Dividend
Affiliate	Shares	Cost	Shares	Cost	Gain/Loss	Income

Daeduck GDS Company, Limited	376,200	$3,989,607	—	—	—	$192,259
Deceuninck	—	—	—	—	—	459,217
FINEL	—	—	—	—	—	—
Fursys Inc.	91,500	2,999,833	—	—	—	214,430
Gewiss S.p.A.	—	—	412,848	$2,321,792	$806,293	546,296
Haw Par Corporation Limited	—	—				1,829,748
Koninklijke Grolsch NV	—	—	—	—	—	587,790
Kukdong Electric Wire Company, Limited	—	—	—	—	—	111,339
Laurent-Perrier	4,333	221,073	—	—	—	660,039
Maezawa Kasei Industries Company, Limited	—	—	—	—	—	226,536
Mandom Corporation	—	—	—	—	—	725,075
Nexans Korea Limited	—	—	—	—	—	82,968
Nitto Kohki Company, Limited	60,900	1,354,367	69,100	1,422,459	1,964,304	896,498
Pfeiffer Vacuum Technology AG	46,610	2,909,395	—	—	—	1,025,579
PT Bat Indonesia Tbk	—	—	—	—	—	—
Robertet SA	25,000	3,929,891	—	—	—	379,492
Sansei Yusoki Company, Limited	10,890	83,314	—	—	—	111,673
Shimano Inc.	166,200	4,670,527	—	—	—	1,320,365
Société Sucrière de Pithiviers-le Vieil	—	—	—	—	—	1,059,285
T. Hasegawa Company, Limited	—	—	—	—	—	583,668
Tasman Farms	—	—	—	—	—	—

Total					$2,770,597	$11,012,257

(d)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(e)	Security for which there is less than three market makers.
(f)	Leveraged 1½ to 1 to the price of bullion.
(g)	Leveraged 2 to 1 to the price of bullion.
(h)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2006 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal

FINEL	7/14/1999	$2,407,421	$2.66
FINEL 9½% due 6/30/2017	6/22/2005	9,649,600	0.64
FINEL 9½% due 10/15/2017	10/11/2005	12,045,000	0.64
Frègate SAS 2% Conv. Pfd. due 3/31/2013	4/30/2004	3,620,400	17.63
Hilti AG	11/30/2001	4,485,845	723.85
Kukdong Electric Wire Company, Limited	2/20/2004	3,821,270	47.12
Nexans Korea Limited	9/19/2003	5,439,879	2.08

(i)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.54% of net assets.
(j)	Inflation protected security.
(k)	Held through Financiere Bleue, LLC.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE U.S. VALUE FUND	Data as of October 31, 2006 (unaudited)

THE INVESTMENT STYLE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value approach in achieving its investment objective.

ASSET ALLOCATION

SECTOR/INDUSTRY

Industrials	10.74%
Media	10.24%
Retail	8.07%
Technology	5.24%
Energy	4.29%
Consumer Discretionary	4.26%
Health Care	4.11%
Holding Companies	3.71%
Precious Metals	3.29%
Paper & Forest Products	3.08%
Consumer Staples	2.40%
Government Bonds	2.15%
Materials	1.69%
Utilities	1.31%
Financials	0.96%
Real Estate	0.07%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION
First Eagle U.S. Value Fund (A Shares)			(9-04-01)
without sales load	12.05%	13.58%	13.48%
with sales load	6.45%	12.42%	12.36%
Standard & Poor’s 500 Index	16.34%	7.26%	5.67%
Russell 2000 Index	19.98%	13.76%	11.38%
Consumer Price Index	1.31%	2.57%	2.51%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load gives effect to the deduction of the maximum sales load of 5.00%. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Berkshire Hathaway Inc., Class ‘A’ (holding company)	3.53%
Costco Wholesale Corporation (multiline retailer)	2.60%
Blount International Inc. (outdoor industrial equipment manufacturer)	2.56%
Gold bullion (precious metal)	2.48%
Microsoft Corporation (software developer)	2.42%
Liberty Interactive (U.S. media company)	2.30%
U.S. Treasury Note 5 1/8% due 6/30/2011 (U.S. Treasury)	2.15%
The Home Depot Inc. (home improvement and building products retailer)	2.00%
Tyco International Limited (industrial conglomerate)	1.99%
Cintas Corporation (uniform designer and manufacturer)	1.95%

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. (56.93%)

	Consumer Discretionary (3.88%)
234,680	McDonald’s Corporation	$6,736,169	$9,837,786
70,270	International Speedway Corporation, Class ‘A’	3,211,037	3,647,716
129,710	Weyco Group, Inc.	2,262,417	3,110,446
22,580	Nike Inc., Class ‘B’	1,790,134	2,074,650
70,000	Hampshire Group, Limited (a)	1,171,963	951,300
30,752	Wyndham Worldwide Corporation (a)	1,176,531	907,184
600	St. John Knits International Inc. (a)	18,600	18,600

		16,366,851	20,547,682

	Consumer Staples (2.35%)
116,664	Anheuser-Busch Companies Inc.	5,143,798	5,532,207
168,915	Seneca Foods Corporation 0% Conv. Pfd. due 12/31/2049 (a)(d)	2,542,171	4,289,596
50,000	Seneca Foods Corporation, Class ‘A’ (a)	752,500	1,269,750
20,397	HJ Heinz Company	694,551	859,938
5,710	Altria Group, Inc.	228,598	464,394

		9,361,618	12,415,885

	Energy (4.29%)
121,280	Apache Corporation	7,986,564	7,922,010
119,928	ConocoPhillips Company	4,247,616	7,224,463
107,670	San Juan Basin Royalty Trust	3,989,231	3,999,940
50,000	CNX Gas Corporation (a)(b)(d)	800,000	1,307,500
24,310	Murphy Oil Corporation	1,239,579	1,146,459
12,241	SEACOR Holdings Inc. (a)	631,754	1,095,325

		18,894,744	22,695,697

	Financials (0.50%)
60,000	Interpool Inc.	1,083,544	1,435,200
38,440	Realogy Corporation (a)	1,088,645	990,983
11,600	First Internet Bancorp (a)	196,372	187,920

		2,368,561	2,614,103

	Health Care (3.99%)
136,360	Johnson & Johnson	8,284,517	9,190,664
111,270	Bausch & Lomb Inc.	5,230,272	5,957,396
48,370	Wellpoint Inc. (a)	3,750,856	3,691,598
40,000	Dentsply International Inc.	580,150	1,251,200
21,420	UnitedHealth Group Inc.	1,082,131	1,044,868

		18,927,926	21,135,726

	Holding Companies (3.71%)
177	Berkshire Hathaway Inc., Class ‘A’ (a)	14,783,882	18,669,075
557	Case Pomeroy & Company, Inc., Class ‘A’	538,848	997,030

		15,322,730	19,666,105

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Industrials (9.32%)
1,239,695	Blount International Inc. (a)	$13,695,961	$13,574,660
357,340	Tyco International Limited	8,842,987	10,516,516
249,210	Cintas Corporation	9,513,098	10,317,294
247,940	UniFirst Corporation	6,584,788	8,938,237
48,980	Manpower Inc.	2,059,795	3,319,375
52,155	Banta Corporation	1,959,218	2,309,423
15,376	Avis Budget Group Inc. (a)	367,887	304,291
5,000	Hardinge Inc.	54,150	74,200

		43,077,884	49,353,996

	Materials (0.39%)
135,560	Tronox Inc. Class ‘A’	1,930,463	1,775,836
426	Central Steel & Wire Company	167,885	272,640

		2,098,348	2,048,476

	Media (10.09%)
551,343	Liberty Interactive (a)	9,879,191	12,168,140
86,074	Liberty Capital (a)	5,746,317	7,665,750
62,361	OmniCom Group	5,631,059	6,326,523
104,900	Comcast Corporation-Special Class ‘A’ (a)	2,946,791	4,246,352
182,295	News Corporation Class ‘A’	2,889,189	3,800,851
107,835	Clear Channel Communications Inc.	3,393,174	3,758,050
111,170	CBS Corporation Class ‘B’	2,881,361	3,217,260
60,620	Meredith Corporation	3,145,030	3,182,550
99,420	New York Times Company, Class ‘A’	2,380,461	2,402,981
50,000	Dow Jones & Company Inc.	1,831,509	1,754,500
92,500	Valassis Communications, Inc. (a)	2,650,498	1,388,425
33,410	Viacom Inc. (a)	1,141,884	1,300,317
32,694	Liberty Global Inc. (a)	551,508	857,891
33,156	Liberty Global Inc. Series ‘C’ (a)	514,716	843,157
48,640	Interpublic Group of Companies, Inc. (a)	420,439	530,662

		46,003,127	53,443,409

	Paper and Forest Products (3.08%)
222,045	Plum Creek Timber Company, Inc.	7,295,639	7,980,297
161,620	Rayonier Inc.	5,272,320	6,624,804
33,760	Deltic Timber Corporation	1,611,336	1,718,722
300	Longview Fibre Company	6,300	6,318

		14,185,595	16,330,141

	Precious Metals (0.81%)
94,570	Newmont Mining Corporation Holding Company	4,182,032	4,281,184

	Real Estate (0.02%)
1,595	Prologis Trust 8.54% Pfd. Series ‘C’	82,039	93,008
8,000	LandCo LLC (a)(c)(d)(e)	27,840	27,840

		109,879	120,848

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Retail (8.07%)
258,180	Costco Wholesale Corporation	$10,668,483	$13,781,648
284,010	The Home Depot Inc.	10,418,232	10,602,093
178,770	Wal-Mart Stores, Inc.	8,067,936	8,809,786
103,190	Tiffany & Company	3,166,658	3,685,947
72,570	Barnes & Noble, Inc.	2,454,605	2,997,867
55,000	Dillard’s Inc., Class ‘A’	798,967	1,659,350
8,380	Autozone Inc. (a)	774,200	938,560
6,230	Federated Department Stores Inc.	115,998	273,559

		36,465,079	42,748,810

	Technology and Telecommunications (5.12%)
445,655	Microsoft Corporation	10,445,364	12,794,755
483,140	Intel Corporation	9,124,753	10,310,208
214,190	Sprint Nextel Corporation	4,624,308	4,003,211

		24,194,425	27,108,174

	Utilities (1.31%)
88,100	CalEnergy Capital Trust 6½% Conv. Pfd.	3,778,988	4,206,775
40,120	IDACORP, Inc.	1,164,219	1,581,932
40,000	Hawaiian Electric Industries, Inc.	845,477	1,120,800

		5,788,684	6,909,507

	Total Common and Preferred Stocks – U.S.	257,347,483	301,419,743

	Common Stocks – Non U.S. (0.28%)

	United Kingdom (0.28%)
347,740	JZ Equity Partners, Plc (3)	694,612	1,110,905
10,000	Amdocs Limited (a)(9)	184,186	387,600

	Total Common Stocks – Non U.S.	878,798	1,498,505

Ounces

	Commodity (2.48%)
21,678	Gold bullion (a)	11,171,116	13,148,830

Principal Amount

	Notes, Bonds and Convertible Bonds (5.92%)
	U.S. Treasury Note (2.15%)
$11,136,000	U.S. Treasury Note 5 1/8% due 6/30/2011	11,153,121	11,391,348

	U.S. Dollar Bonds and Notes (3.72%)
250,000	Crescent Real Estate Equities Company 9¼% due 4/15/2009 (8)	250,000	257,813
521,000	Lear Corporation 8.11% due 5/15/2009 (1)	496,122	530,769
1,075,000	GATX Corporation 8 7/8% due 6/01/2009 (3)	1,040,345	1,163,875
500,000	American Standard Companies Inc. 8¼% due 6/01/2009 (5)	512,314	531,936

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Principal Amount		Cost (Note 1)		Value (Note 1)

	Notes, Bonds and Convertible Bonds – (Continued)

	U.S. Dollar Bonds and Notes – (Continued)
$650,000	Columbus McKinnon Corporation 10% due 8/01/2010 (5)	$658,932		$698,750
1,000,000	Briggs & Stratton Corporation 8 7/8% due 3/15/2011 (1)	1,035,228		1,092,500
179,000	Domino’s Inc. 8¼% due 7/01/2011 (1)	178,147		187,950
1,000,000	Greif Inc. 8 7/8% due 7/01/2012 (6)	1,056,446		1,055,000
6,300,000	Blount International Inc. 8 7/8% due 8/01/2012 (5)	6,336,953		6,331,500
4,679,000	Tronox Worldwide LLC 9½% due 12/01/2012 (6)	4,862,547		4,854,462
125,000	R.H. Donnelley Finance Corporation 10 7/8% due 12/15/2012 (b)(3)	125,000		137,344
1,000,000	Texas Industries, Inc. 7¼% due 7/15/2013 (6)	1,000,000		1,000,000
786,000	Sirius Satellite Radio Inc. 9 5/8% due 8/01/2013 (7)	763,412		770,280
250,000	Jostens, Inc. 10¼% due 12/01/2013 (a)(1)	175,470		212,500
250,000	Elizabeth Arden Inc. 7¾% due 1/15/2014 (2)	250,000		246,875
600,000	Bausch & Lomb Inc. 7 1/8% due 8/01/2028 (4)	508,586		617,397

		19,249,502		19,688,951

	U.S. Dollar Convertible Bond (0.05%)
250,000	SCI Systems Inc. 3% due 3/15/2007 (9)	238,003		248,750

	Total Notes, Bonds and Convertible Bonds	30,640,626		31,329,049

	Short-Term Investments (34.56%)
26,400,000	RaboBank USA Finance Corporation 5.27% due 11/01/2006	26,400,000		26,400,000
13,349,000	BMW US Capital LLC 5.22% due 11/01/2006	13,349,000		13,349,000
5,993,000	BMW US Capital LLC 5.23% due 11/02/2006	5,992,129		5,992,129
5,000,000	Dow Jones & Company Inc. 5.31% due 11/01/2006	5,000,000		5,000,000
11,030,000	Pitney Bowes Inc. 5.20% due 11/02/2006	11,028,407		11,028,407
10,000,000	Pitney Bowes Inc. 5.21% due 11/02/2006	9,998,553		9,998,553
11,300,000	DuPont Ei Nemour 5.20% due 11/03/2006	11,296,736		11,296,736
7,918,000	DuPont Ei Nemour 5.21% due 11/10/2006	7,907,687		7,907,687
11,000,000	7-Eleven Inc. 5.22% due 11/03/2006	10,996,810		10,996,810
7,129,000	7-Eleven Inc. 5.21% due 11/27/2006	7,102,175		7,102,175
3,345,000	The Home Depot Inc. 5.23% due 11/03/2006	3,344,028		3,344,028
10,000,000	AT&T Corporation 5.24% due 11/06/2006	9,992,722		9,992,722
6,138,000	AT&T Corporation 5.25% due 12/13/2006	6,100,405		6,100,405
8,237,000	Henkel Corporation 5.27% due 11/08/2006	8,228,559		8,228,559
16,880,000	Merrill Lynch & Company Inc. 5.23% due 11/10/2006	16,857,929		16,857,929
10,000,000	General Electric Capital Corporation 5.23% due 11/10/2006	9,986,925		9,986,925
10,000,000	Target Corporation 5.20% due 11/13/2006	9,982,667		9,982,667
9,448,000	Wal-Mart Stores, Inc. 5.19% due 11/21/2006	9,420,758		9,420,758

	Total Short-Term Investments	182,985,490		182,985,490

	Total Investments (100.17%)	$483,023,513	*	530,381,617	**

	Liabilities in excess of other assets (–0.17%)			(925,135)

	Net assets (100.00%)			$529,456,482

*	At October 31, 2006 cost of investments for federal income tax purposes was $483,366,269.
**	Gross unrealized appreciation and depreciation of investments at October 31, 2006 for federal income tax purposes were $50,022,474 and $3,007,126, respectively (net appreciation was $47,015,348).

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Sector/Industry Classifications

(1)	Consumer Discretionary
(2)	Consumer Staples
(3)	Financials
(4)	Health Care
(5)	Industrials
(6)	Materials
(7)	Media
(8)	Real Estate
(9)	Technology and Telecommunications

(a)	Non-income producing security.
(b)

All or a portion of this seecurity is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2006 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share

LandCo LLC	9/6/2006	$27,840	$3.48

(d)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 1.06% of net assets.
(e)	Security for which there is less than three market makers.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

First Eagle Gold Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Charles de Vaulx

Simon Fenwick

The net asset value of the Fund’s Class ‘A’ shares rose 37.97% between November 1, 2005 and October 31, 2006. Over the same period, the FTSE Gold Mine Index increased by 29.70%, while the gold price increased by 30%, from $465 per ounce to $606 per ounce. Helping the performance of the fund over the period were: juniors (e.g. Miramar Mining Corporation), announced corporate activity (Cambior Inc.) and gains in our silver holdings (bullion, shares and notes). Poor performers included seniors suffering higher mining costs (e.g. Newmont Mining Corporation). Due to capacity issues, as reported in the semi-annual, the First Eagle Gold Fund was closed to new investors on May 8, 2006.

The sharp rise in the gold price experienced in the first half of the fiscal year extended briefly into May, when gold reached $715 an ounce. However, the second half saw increased volatility, with the price declining 22% from its peak to $560 an ounce in June, before partly recovering late in the period. Gold’s fall can be attributed to the following: a pull-back in jewelry demand, the ceasefire in Lebanon and a weakening oil price.

The recent volatility presents a useful juncture to re-examine our thesis on gold, as well as placing the recent price gyrations into context. At the time of this writing, gold was fetching $625 an ounce—clearly not as cheap as it was at the 1999 low of $252 an ounce. However, in the absence of a new large seller emerging, sharply higher mining costs significantly lower the odds of a retreat to $250 an ounce gold, in our view. Assuming the downside is limited, what about the upside? Such questions miss the point as we continue to view gold not as a speculation, but as potential insurance against the disorderly unwinding of global financial imbalances. The main imbalance we see now is the perverse ‘vendor financing’ of the U.S. trade deficit by poorer Asian countries. We are unsure when these imbalances will unravel, observing that (for now) the arrangements seem mutually convenient.

Yet, the longer imbalances are left unaddressed, the more drastic the possible unraveling could be. In the interim, holders of gold hope that its value will compound, at a rate which will one day prove worthwhile if used as a purchasing reserve for distressed financial assets. Of course, there are no guarantees—either that financial assets will become distressed or that gold will perform in the clutch. Our only reassurance comes from financial history (far less benign than the last quarter century) and the near non-existent gold ownership amongst investors (gold is not widely held—many institutions seek insurance in the form of derivatives; many individuals place their faith in real estate).

How volatile could gold become? The last major dislocation to occur in the global monetary system occurred during the 1970’s. The price of gold almost halved from December 1974 to August 1976, as investors prematurely assumed inflation had been licked. However, from this 1976 inflection, the gold price increased eight-fold through to the January 1980 peak. We are not suggesting here that history will be repeated. Rather, that as a holder of gold, one has to be both open-minded and thick-skinned! One day gold could become expensive again, as it did in 1980 when the gold price briefly matched the Dow Jones Industrial Index. With the Dow recently some twenty times the price of gold, if a financial disruption reappears, we believe that gold has considerable room to move.

Charles de Vaulx Chief Investment Officer and Portfolio Manager	Simon Fenwick Associate Portfolio Manager

November 2006

FUND OVERVIEW

FIRST EAGLE GOLD FUND	Data as of October 31, 2006 (unaudited)

THE INVESTMENT STYLE

The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.

ASSET ALLOCATION

COUNTRIES

United States	42.53%
Canada	26.04%
South Africa	17.53%
Australia	8.55%
Mexico	2.02%
United Kingdom	0.09%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	37.97%	32.63%	10.21%
with sales load	31.07%	31.27%	9.79%
FTSE Gold Mines Index	29.70%	22.58%	2.18%
MSCI World Index	21.32%	10.39%	7.57%
Consumer Price Index	1.31%	2.57%	2.46%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00%, thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. It is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 gold mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (United States)	24.71%
Newmont Mining Corporation Holding Company (United States)	10.58%
Barrick Gold Corporation (Canada)	8.69%
Kinross Gold Corporation (Canada)	4.97%
Gold Fields Limited ADR (South Africa)	4.21%
Harmony Gold Mining Company Limited ADR (South Africa)	4.17%
Lihir Gold Limited (Australia)	3.95%
AngloGold Ashanti Limited ADR (South Africa)	3.86%
Newcrest Mining Limited (Australia)	3.58%
Randgold Resources Limited ADR (South Africa)	3.40%

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS
 October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common, Preferred Stocks and Warrants (67.25%)

	Australia (8.55%)
20,006,755	Lihir Gold Limited (a)	$25,639,904	$42,609,136
2,093,770	Newcrest Mining Limited	25,933,694	38,673,256
3,518,454	Kingsgate Consolidated Limited	13,348,725	10,926,715

		64,922,323	92,209,107

	Canada (26.04%)
3,023,598	Barrick Gold Corporation	88,107,595	93,731,538
4,060,820	Kinross Gold Corporation (a)	32,099,788	53,602,824
3,841,280	IAMGOLD Corporation	19,109,657	32,392,628
6,383,330	Cambior Inc. (a)	19,980,006	22,225,129
5,052,930	Aurizon Mines Limited (a)(c)	7,597,274	13,948,427
2,850,940	Miramar Mining Corporation (a)	2,526,866	13,785,044
1,035,640	Dundee Precious Metals, Inc., Class ‘A’ (a)	6,160,773	11,435,384
1,505,480	Minefinders Corporation (a)	11,887,675	11,314,560
1,936,960	Cumberland Resources (a)	4,905,706	9,693,424
2,819,290	Metallica Resources Inc. (a)	3,861,514	9,539,895
1,253,560	Richmont Mines, Inc. (a)(c)	4,269,305	3,438,081
99,320	Goldcorp Inc.	2,122,737	2,610,130
750,000	Golden Star Resources Limited (a)	970,106	2,107,500
765,600	Wesdome Gold Mines Inc. (a)(b)	662,515	1,118,062

		204,261,517	280,942,626

	Mexico (2.02%)
2,643,040	Industrias Peñoles, SA de C.V.	7,738,068	21,821,174

	South Africa (17.53%)
2,709,300	Gold Fields Limited ADR	38,646,936	45,407,868
2,894,270	Harmony Gold Mining Company Limited ADR (a)	31,494,106	44,976,956
977,700	AngloGold Ashanti Limited ADR	37,807,231	41,620,689
1,616,660	Randgold Resources Limited ADR (a)	27,930,725	36,649,682
4,682,456	Mvelaphanda Resources Limited (a)	16,144,067	20,444,776

		152,023,065	189,099,971

	United Kingdom (0.09%)
890,000	Trans-Siberian Gold Limited (a)	1,993,952	1,018,471

	United States (13.02%)
4,841,355	Newmont Mining Corporation Holding Company	111,474,425	114,188,900
891,940	Royal Gold, Inc.	16,311,679	26,258,714
200,000	Canyon Resources Corporation warrants exp 12/01/2006 (a)(e)(h)	—	—
400,000	Canyon Resources Corporation warrants exp 12/01/2008 (a)(e)(h)	—	—

		127,786,104	140,447,614

	Total Common, Preferred Stocks and Warrants	558,725,029	725,538,963

Ounces

	Commodity (24.71%)
439,516	Gold bullion (a)	206,337,697	266,588,582

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

Principal Amount		Cost (Note 1)		Value (Note 1)

	Commodity-Linked Notes (4.80%)
$1,200,000	UBS Gold-Linked Note 0% due 11/03/2006 (a)(b)(d)(e)(f)	$1,200,000		$1,709,319
900,000	UBS Gold-Linked Note 0% due 11/15/2006 (a)(b)(d)(e)(f)	900,000		1,299,786
700,000	UBS Gold-Linked Note 0% due 12/20/2006 (a)(b)(d)(e)(f)	700,000		890,597
2,550,000	UBS Gold-Linked Note 0% due 12/21/2006 (a)(b)(d)(e)(f)	2,550,000		3,146,400
1,200,000	UBS Gold-Linked Note 0% due 12/22/2006 (a)(b)(d)(e)(f)	1,200,000		1,441,469
1,350,000	UBS Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(f)	1,350,000		1,634,491
1,400,000	UBS Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(g)	1,400,000		1,990,579
1,500,000	UBS Gold-Linked Note 0% due 1/11/2007 (a)(b)(d)(e)(g)	1,500,000		1,936,970
5,000,000	UBS Gold-Linked Note 0% due 2/08/2007 (a)(b)(d)(e)(g)	5,000,000		5,510,353
544,000	HSBC Gold-Linked Note 0% due 11/08/2006 (a)(b)(d)(e)(f)	544,000		782,544
650,000	HSBC Gold-Linked Note 0% due 11/13/2006 (a)(b)(d)(e)(f)	650,000		932,620
1,927,000	HSBC Gold-Linked Note 0% due 11/22/2006 (a)(b)(d)(e)(f)	1,927,000		2,703,388
1,802,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(f)	1,802,000		2,358,097
1,111,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(f)	1,111,000		1,475,741
673,000	HSBC Gold-Linked Note 0% due 11/29/2006 (a)(b)(d)(e)(f)	673,000		893,946
1,152,000	HSBC Gold-Linked Note 0% due 12/11/2006 (a)(b)(d)(e)(f)	1,152,000		1,470,758
2,177,000	HSBC Gold-Linked Note 0% due 12/13/2006 (a)(b)(d)(e)(f)	2,177,000		2,915,656
1,118,000	HSBC Gold-Linked Note 0% due 12/17/2006 (a)(b)(d)(e)(f)	1,118,000		1,451,947
4,768,000	HSBC Gold-Linked Note 0% due 12/19/2006 (a)(b)(d)(e)(g)	4,768,000		5,718,739
1,141,000	HSBC Gold-Linked Note 0% due 12/28/2006 (a)(b)(d)(e)(f)	1,141,000		1,513,765
1,175,000	HSBC Gold-Linked Note 0% due 12/29/2006 (a)(b)(d)(e)(f)	1,175,000		1,508,935
1,194,000	HSBC Gold-Linked Note 0% due 1/03/2007 (a)(b)(d)(e)(f)	1,194,000		1,513,395
1,255,000	HSBC Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(f)	1,255,000		1,549,423
1,208,000	HSBC Gold-Linked Note 0% due 1/05/2007 (a)(b)(d)(e)(f)	1,208,000		1,500,336
1,590,000	HSBC Gold-Linked Note 0% due 2/07/2007 (a)(b)(d)(e)(g)	1,590,000		1,750,749
1,988,000	HSBC Gold-Linked Note 0% due 2/09/2007 (a)(b)(d)(e)(f)	1,988,000		2,135,311

	Total Commodity-Linked Notes	41,273,000		51,735,314

	Short-Term Investments (2.83%)
17,858,000	Rabobank USA Finance Corporation 5.27% due 11/01/2006	17,858,000		17,858,000
9,196,000	Pitney Bowes Inc. 5.21% due 11/02/2006	9,194,669		9,194,669
3,499,000	Target Corporation 5.20% due 11/13/2006	3,492,935		3,492,935

	Total Short-Term Investments	30,545,604		30,545,604

	Total Investments (99.59%)	$836,881,330	*	1,074,408,463	**

	Other assets in excess of liabilities (0.41%)			4,489,232

	Net assets (100.00%)			$1,078,897,695

*	At October 31, 2006 cost of investments for federal income tax purposes was $869,386,597.
**	Gross unrealized appreciation and depreciation of investments at October 31, 2006 for federal income tax purposes were $212,566,005 and $7,544,139, respectively (net appreciation was $205,021,866).
(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the year ended October 31, 2006.

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS – (Continued)
 October 31, 2006

	Purchases

Affiliate	Shares	Cost

Aurizon Mines Limited	1,729,030	$3,902,193
Richmont Mines	453,560	1,678,731

(d)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(e)	Security for which there is less than three market makers.
(f)	Leveraged 1½ to 1 to the price of bullion.
(g)	Leveraged 2 to 1 to the price of bullion.
(h)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0% of net assets.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

First Eagle Fund of America

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Harold Levy
First Eagle Fund of America’s Class ‘Y’ shares ended the year on a positive note with a total return of 16.80% for fiscal 2006 vs. an essentially equivalent return of 16.34% for the S&P 500.

The prospective ending of the Fed rate increase cycle coupled with continued modest economic growth and low inflation has caused equity investors to become more optimistic. This is not surprising as we have argued in prior letters. The only question was when the Fed would be done. While it is not a foregone conclusion that the rate cycle is completely over, at a minimum, the most bearish projection of interest rates is certainly not in the cards.

While the overall backdrop for equities is reasonable, as always, our investment results are dependent on the quality of our individual stock selection. In reviewing the past year, we can point to a few notable successes: Shire Plc ADR and Andrx Corporation, the former due to increased earnings and the settlement of an outstanding issue relating to its largest product and the latter due to its purchase by Watson Pharmaceuticals. There were several modest setbacks but mostly a lot of positions that grew only modestly. This is acceptable/average news relating to our performance in ’06 but good news relating to the prospects for ’07.

We have, over time, come to expect a significant number of merger and acquisition activities in our portfolio, and having Andrx Corporation as our sole significant contributor from this is somewhat disappointing, especially considering the overall merger and acquisition activity levels. Nevertheless, we will keep doing what we have done now for close to 20 years and are confident we will get our fair share of “luck”.

Thus, overall we are comfortable with the current environment and look forward to producing satisfying results. Thank you for your continued confidence.

Sincerely,

Harold Levy Portfolio Manager

December 2006

First Eagle Fund of America Class Y will only accept additional investments from existing shareholders. However, Class A and Class C remain open to all investors.

FUND OVERVIEW

FIRST EAGLE FUND OF AMERICA	Data as of October 31, 2006 (unaudited)

THE INVESTMENT STYLE

The First Eagle Fund of America is a non-diversified U.S. equity fund with a unique event-driven bias. The Fund focuses on identifying companies poised to benefit from change that the market has not yet recognized. It seeks capital appreciation with above-average long term returns.

ASSET ALLOCATION

SECTOR/INDUSTRY*

Industrials	16.97%
Pharmaceuticals	11.56%
Health Care	9.88%
Energy	9.40%
Consumer Discretionary	9.26%
Telecommunication Services	8.68%
Information Technology	7.75%
Materials	6.32%
Consumer Staples	4.78%
Biotechnology	3.82%
Utilities	3.06%
*percentages exclude option positions

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS

First Eagle Fund of America (Y Shares)	16.80%	10.56%	12.38%
Standard & Poor’s 500 Index	16.34%	7.26%	8.64%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund’s average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

TOP 10 HOLDINGS

Shire Plc ADR (prescription medicines manufacturer)	4.29%
General Dynamics Corporation (aerospace and defense manufacturer)	4.04%
Dean Foods Company (dairy foods distributor)	4.03%
Agilent Technologies Inc. (electronic equipment provider)	4.02%
Teekay Shipping Corporation (marine transportation)	3.79%
DST Systems Inc. (data processing services provider)	3.72%
Alltel Corporation (telecommunications services provider)	3.68%
Autoliv Inc. (automobile components supplier)	3.39%
Ball Corporation (packaging and aerospace manufacturer)	3.37%
Tyco International Limited (industrial conglomerate)	3.37%

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS
October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. (87.19%)

	Biotechnology (3.82%)
394,100	Medimmune Inc. (a)(c)	$10,074,077	$12,626,964
445,800	InterMune Inc. (a)(c)	7,764,482	9,852,180
125,200	Biogen Idec Inc. (a)(c)	4,722,752	5,959,520
11,100	Cephalon Inc. (a)(c)	668,997	778,998

		23,230,308	29,217,662

	Consumer Discretionary (9.26%)
455,900	Autoliv Inc. (c)	19,644,354	25,927,033
305,100	The Black & Decker Corporation (c)	24,744,586	25,591,788
207,700	The Stanley Works (c)	9,387,406	9,896,905
103,000	Fortune Brands Inc. (c)	8,720,674	7,925,850
21,400	Central European Media Enterprises, Limited (a)(c)	1,305,828	1,579,748

		63,802,848	70,921,324

	Consumer Staples (4.78%)
738,050	Dean Foods Company (a)	16,715,066	30,916,915
138,350	Treehouse Foods Inc. (a)	2,750,555	3,508,556
158,400	Playtex Products Inc. (a)	1,783,397	2,208,096

		21,249,018	36,633,567

	Energy (9.40%)
705,600	Teekay Shipping Corporation	29,944,634	29,007,216
412,800	Grant Prideco Inc. (a)(c)	17,895,982	15,591,456
149,700	Devon Energy Corporation (c)	7,599,107	10,005,948
334,900	Pride International Inc. (a)(c)	9,621,818	9,246,589
121,500	EOG Resources Inc. (c)	9,137,118	8,083,395

		74,198,659	71,934,604

	Health Care Services (9.88%)
406,700	Baxter International Inc. (c)	13,773,907	18,695,999
371,600	Edwards Lifesciences Corporation (a)(c)	14,716,640	15,952,788
621,460	HealthSouth Corporation (a)	15,745,716	15,070,405
431,400	Andrx Corporation (a)	8,094,197	10,608,126
325,900	Community Health Systems Inc. (a)(c)	7,139,873	10,575,455
51,600	Manor Care Inc.	1,367,517	2,476,284
5,726,281	Regen Biologics Inc. (a)	4,867,339	1,717,884
67,777	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(e)	883,921	220,981
26,057	Assistive Technology Inc. Ser. F Pfd. (a)(b)(d)(e)	342,000	171,000
51,966	Assistive Technology Inc. Ser. E-2 (a)(b)(d)(e)	500,000	125,000

		67,431,110	75,613,922

	Industrials (16.97%)
435,600	General Dynamics Corporation (c)	22,427,025	30,971,160
875,400	Tyco International Limited	14,005,529	25,763,022
893,500	UAP Holding Corporation (c)	14,806,355	22,364,305
466,500	American Standard Companies Inc. (c)	13,781,103	20,661,285
253,300	Flowserve Corporation (a)	8,839,734	13,424,900
193,800	Precision Castparts Corporation (c)	8,307,998	13,190,028
336,000	DynCorp International Inc. (a)	3,767,067	3,528,000

		85,934,811	129,902,700

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks – U.S. – (continued)

	Information Technology (7.75%)
864,900	Agilent Technologies Inc. (a)(c)	$27,270,289	$30,790,440
461,400	DST Systems Inc. (a)(c)	23,543,767	28,509,906

		50,814,056	59,300,346

	Materials (6.32%)
619,900	Ball Corporation (c)	17,132,427	25,781,641
817,900	Crown Holdings Inc. (a)(c)	14,420,262	15,899,976
183,900	Packaging Corporation of America (c)	3,591,157	4,224,183
39,300	Weyerhaeuser Company (c)	2,644,286	2,499,087

		37,788,132	48,404,887

	Pharmaceuticals (7.27%)
990,200	Valeant Pharmaceuticals International	19,450,390	18,496,936
541,200	Theravance Inc. (a)(c)	11,874,978	17,026,152
1,263,300	Millennium Pharmaceuticals Inc. (a)(c)	12,689,573	14,780,610
103,200	Sepracor Inc. (a)(c)	5,017,729	5,341,632

		49,032,670	55,645,330

	Telecommunication Services (8.68%)
529,100	Alltel Corporation (c)	27,324,789	28,206,321
189,600	Leap Wireless International Inc. (a)(c)	5,983,215	10,515,216
1,177,182	Dobson Communications Corporation (a)(c)	5,296,476	9,134,932
5,567	Rural Cellular Corporation 12¼% due 5/15/2011 Conv. Pfd. (a)	5,130,317	6,123,700
3,724	Rural Cellular Corporation 11 3/8% due 5/15/2010 Conv. Pfd. (a)	3,972,596	4,533,970
367,000	Rural Cellular Corporation Class ’A’ (a)	4,437,302	3,879,190
297,770	Windstream Corporation	3,091,966	4,085,404

		55,236,661	66,478,733

	Utilities (3.06%)
375,600	Constellation Energy Group Inc. (c)	17,231,673	23,437,440

	Common Stocks – Non U.S. (4.29%)

	United Kingdom (4.29%)

599,100	Shire Plc ADR (c)(2)	14,518,144	32,860,635

	Total Common and Preferred Stocks	560,468,090	700,351,150

	Warrants – U.S. (0.00%)

9,873	Assistive Technology Inc. (a)(b)(d)(e)(1)	382	—
37,234	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(e)(1)	—	—
1,470,588	Regen Biologics Inc. (a)(d)(e)(f)(1)	—	—

	Total Warrants – U.S.	382	—

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Principal Amount		Cost (Note 1)	Value (Note 1)

	Repurchase Agreement (9.91%)
$75,832,115	State Street Bank and Trust 4.25%, dated 10/31/06, due 11/1/2006,
	repurchase value $75,841,067 (Collateralized by Mortgage Backed
	Securities) (d)	$75,832,115	$75,832,115

Contracts

	Call Option Purchased (0.02%)
839	Tyco International Limited @ $27.5 exp. Jan 2007	390,727	188,775

	Total Investment Portfolio Excluding Options Written	636,691,314	776,372,040

	Covered Call Options Written ( – 1.81%)
417	Agilent Technologies Inc. @ $32.5 exp. Nov 2006		(137,610)
865	Agilent Technologies Inc. @ $37.5 exp. Jan 2007		(108,125)
865	Agilent Technologies Inc. @ $35 exp. Jan 2007		(203,275)
229	Agilent Technologies Inc. @ $32.5 exp. Jan 2007		(96,180)
1,000	Alltel Corporation @ $50 exp. Nov 2006		(45,000)
1,503	Alltel Corporation @ $60 exp. Jan 2007		(60,120)
382	Alltel Corporation @ $55 exp. Jan 2007		(61,120)
449	American Standard Companies Inc. @ $45 exp. Nov 2006		(24,695)
964	American Standard Companies Inc. @ $45 exp. Jan 2007		(159,060)
785	Autoliv Inc. @ $60 exp. Dec 2006		(43,175)
582	Autoliv Inc. @ $55 exp. Dec 2006		(158,595)
1,005	Ball Corporation @ $40 exp. Nov 2006		(198,488)
407	Baxter International Inc. @ $47.5 exp. Nov 2006		(8,140)
814	Baxter International Inc. @ $45 exp. Nov 2006		(115,995)
412	Baxter International Inc. @ $45 exp. Dec 2006		(74,160)
1,548	Baxter International Inc. @ $47.5 exp. Jan 2007		(139,320)
1,252	Biogen Idec Inc. @ $45 exp. Nov 2006		(363,080)
367	The Black & Decker Corporation @ $85 exp. Dec 2006		(77,070)
305	The Black & Decker Corporation @ $90 exp. Jan 2007		(44,988)
458	The Black & Decker Corporation @ $85 exp. Jan 2007		(165,338)
1,151	The Black & Decker Corporation @ $80 exp. Jan 2007		(725,130)
111	Cephalon Inc. @ $65 exp. Nov 2006		(68,820)
196	Central European Media Enterprises, Limited @ $65 exp. Jan 2007		(207,760)
74	Community Health Systems Inc. @ $40 exp. Jan 2007		(1,480)
74	Community Health Systems Inc. @ $35 exp. Jan 2007		(7,400)
1,924	Constellation Energy Group Inc. @ $60 exp. Nov 2006		(519,480)
478	Constellation Energy Group Inc. @ $60 exp. Jan 2007		(179,250)
377	Constellation Energy Group Inc. @ $65 exp. Jan 2007		(47,125)
213	Crown Holdings Inc. @ $20 exp. Jan 2007		(14,910)
214	Crown Holdings Inc. @ $17.5 exp. Jan 2007		(49,862)
563	Devon Energy Corporation @ $70 exp. Nov 2006		(56,300)
571	Devon Energy Corporation @ $65 exp. Nov 2006		(179,865)
363	Devon Energy Corporation @ $65 exp. Jan 2007		(199,650)
1,178	Dobson Communications Corporation @ $7.5 exp. Dec 2006		(88,350)
215	DST Systems Inc. @ $60 exp. Nov 2006		(51,063)
59	Edwards Lifesciences Corporation @ $45 exp. Nov 2006		(295)
192	EOG Resources Inc. @ $70 exp. Nov 2006		(15,360)
1,023	EOG Resources Inc. @ $65 exp. Nov 2006		(299,228)

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Contracts		Cost (Note 1)		Value (Note 1)

	Covered Call Options Written – (continued)

28	Fortune Brands Inc. @ $75 exp. Nov 2006			$(6,580)
459	General Dynamics Corporation @ $75 exp. Nov 2006			(6,885)
2,352	General Dynamics Corporation @ $70 exp. Nov 2006			(452,760)
1,318	General Dynamics Corporation @ $75 exp. Jan 2007			(158,160)
227	General Dynamics Corporation @ $70 exp. Jan 2007			(80,585)
619	Grant Prideco Inc. @ $40 exp. Dec 2006			(91,303)
206	Grant Prideco Inc. @ $45 exp. Jan 2007			(16,480)
413	Grant Prideco Inc. @ $40 exp. Jan 2007			(90,860)
305	InterMune Inc. @ $22.5 exp. Jan 2007			(49,563)
910	Leap Wireless International Inc. @ $50 exp. 2007			(618,800)
394	Medimmune Inc. @ $30 exp. Nov 2006			(89,635)
985	Medimmune Inc. @ $30 exp. Dec 2006			(270,875)
749	Medimmune Inc. @ $32.5 exp. Jan 2007			(131,075)
495	Medimmune Inc. @ $30 exp. Jan 2007			(163,350)
101	Medimmune Inc. @ $27.5 exp. Jan 2007			(52,520)
2,936	Millennium Pharmaceuticals Inc. @ $10 exp. Jan 2007			(601,880)
1,088	Millennium Pharmaceuticals Inc. @ $12.5 exp. Feb 2007			(81,600)
3,263	Millennium Pharmaceuticals Inc. @ $10 exp. Feb 2007			(717,860)
1,839	Packaging Corporation of America @ $22.5 exp. Jan 2007			(211,485)
388	Precision Castparts Corporation @ $65 exp. Nov 2006			(147,440)
97	Precision Castparts Corporation @ $60 exp. Nov 2006			(80,995)
97	Precision Castparts Corporation @ $70 exp. Dec 2006			(18,430)
130	Precision Castparts Corporation @ $60 exp. Dec 2006			(115,050)
969	Precision Castparts Corporation @ $65 exp. Jan 2007			(566,865)
257	Precision Castparts Corporation @ $60 exp. Jan 2007			(245,435)
1,005	Pride International Inc. @ $30 exp. Jan 2007			(130,650)
51	Sepracor Inc. @ $55 exp. Nov 2006			(5,355)
430	Sepracor Inc. @ $52.5 exp. Nov 2006			(77,400)
551	Sepracor Inc. @ $50 exp. Nov 2006			(176,320)
50	Shire Plc ADR @ $55 exp. Nov 2006			(7,250)
388	Shire Plc ADR @ $55 exp. Dec 2006			(89,240)
142	Shire Plc ADR @ $60 exp. Jan 2007			(18,105)
1,639	Shire Plc ADR @ $55 exp. Jan 2007			(540,870)
2,439	Shire Plc ADR @ $52.5 exp. Jan 2007			(1,158,525)
1,333	Shire Plc ADR @ $50 exp. Jan 2007			(873,115)
485	The Stanley Works @ $47.5 exp. Jan 2007			(104,275)
563	Theravance Inc. @ $30 exp. Jan 2007			(173,123)
303	Theravance Inc. @ $25 exp. Jan 2007			(210,585)
370	UAP Holding Corporation @ $20 exp. Dec 2006			(186,850)
393	Weyerhaeuser Company @ $65 exp. Nov 2006			(15,720)

	Total Covered Call Options Written (premium received $13,742,018)			(13,828,716)

	Total Investment Portfolio (99.60%)	$622,949,296	*	762,543,324 **

	Other assets in excess of liabilities (0.40%)			3,020,722

	Net Assets (100.00%)			$765,564,046

*	At October 31, 2006, cost of investments for federal income tax purposes was $622,949,470.
**

Gross unrealized appreciation and depreciation of securities and options at October 31, 2006 for federal income tax purposes were $154,250,636 and $14,656,782, respectively (net appreciation was $139,593,854).

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS – (Continued)
October 31, 2006

Sector/Industry Classification

(1)	Health Care Services
(2)	Pharmaceuticals

(a)	Non-income producing security.
(b)

Restricted security priced at fair value by the Valuation Committee of the Board of Trustees. Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2006 is shown below:

Security	Acquisition Date	Cost	Carrying Value

Assistive Technology Inc. Ser. E-1	10/31/1995	$883,921	$3.26
Assistive Technology Inc. Ser. E-2	12/19/1996	500,000	2.41
Assistive Technology Inc. Ser. F Pfd.	12/07/2001	342,000	6.56
Assistive Technology Inc. warrants	10/21/1998	382	—
Assistive Technology Inc. Ser. E-1 warrants	10/21/1998	—	—

(c)	At October 31, 2006, all or a portion of this security was segregated to cover collateral requirement for options.
(d)	Security for which there is less than three market makers.
(e)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.07% of net assets.
(f)	All or a portion of the security is exempt from registration under the Securities Act of 1933.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America

Assets:
Investments, at value (cost: $15,273,337,137, $7,972,458,495, $483,023,513 $836,881,330 and $636,691,314, respectively) (Note 1)	$19,415,422,041	$10,941,248,492	$530,381,617	$1,074,408,463	$776,372,040
Cash	761,347	196,857	653	990	—
Foreign cash (cost: $9,656,334 and $5,024,237, respectively)	9,665,011	5,028,718	—	—	—
Receivable for forward currency contracts held, at value (Notes 1 and 8)	5,624,038	3,040,188	—	—	—
Receivable for investment securities sold	76,757,472	18,631,460	3,287,165	4,144,488	6,486,339
Receivable for premiums for written options	—	—	—	—	146,935
Receivable for options sold	—	—	—	—	842,862
Receivable for Fund shares sold	25,111,008	8,916,493	4,007,665	2,441,614	480,295
Accrued interest and dividends receivable	35,872,013	20,408,791	855,838	—	196,680
Investment for trustee deferred compensation plan (Note 2)	36,721	41,169	10,459	2,250	26,380
Other assets	150,830	88,123	3,368	8,948	32,044

Total Assets	19,569,400,481	10,997,600,291	538,546,765	1,081,006,753	784,583,575

Liabilities:
Options written, at value (premiums received $13,742,018) (Note 3)	—	—	—	—	13,828,716
Payable for Fund shares redeemed	14,898,718	11,893,246	2,165,958	678,738	507,462
Payable for investment securities purchased	104,348,981	10,279,338	6,222,682	—	3,495,986
Payable for forward currency contracts held, at value (Notes 1 and 8)	1,647,067	1,493,211	—	—	—
Investment advisory fees payable (Note 2)	12,174,995	6,908,499	327,008	663,284	647,810
Administrative costs payable (Note 2)	367,166	147,381	6,976	14,150	10,365
Distribution fees payable (Note 4)	5,567,658	1,943,478	151,116	256,064	182,107
Services fees payable (Note 4)	1,029,823	240,701	33,113	32,414	10,077
Trustee deferred compensation plan (Note 2)	36,721	41,169	10,459	2,250	26,380
Accrued expenses and other liabilities (Note 1)	6,532,665	4,083,061	172,971	462,158	310,626

Total Liabilities	146,603,794	37,030,084	9,090,283	2,109,058	19,019,529

Net Assets:
Capital stock (par value, $0.001 per share)	402,538	409,783	32,707	46,006	27,230
Capital surplus	13,722,157,208	7,076,420,119	453,425,003	699,256,435	534,406,705
Net unrealized appreciation (depreciation) on:
Investments	4,142,084,904	2,968,789,997	47,358,104	237,527,133	139,680,726
Forward currency contracts	3,976,971	1,546,977	—	—	—
Foreign currency related transactions	(1,402,844)	(1,285,964)	—	—	—
Written Options	—	—	—	—	(86,698)
Undistributed net realized gains on investments	1,454,497,548	894,095,720	22,530,626	141,098,864	91,435,867
Undistributed net investment income	101,080,362	20,593,575	6,110,042	969,257	100,216

Net Assets (Note 2)	$19,422,796,687	$10,960,570,207	$529,456,482	$1,078,897,695	$765,564,046

Class Y share capital	—	—	—	—	$671,462,926
Shares of beneficial interest outstanding (Class Y) (Note 7)	—	—	—	—	23,741,489
Net asset value per share	—	—	—	—	$28.28
Class A share capital	$11,854,166,295	$5,785,057,825	$253,625,220	$773,836,634	$46,047,385
Shares of beneficial interest outstanding (Class A) (Note 7)	245,121,328	216,687,110	15,666,048	32,960,726	1,648,990
Net asset value per share	$48.36	$26.70	$16.19	$23.48	$27.92
Maximum offering price per share	$50.91	$28.11	$17.04	$24.72	$29.39
Class I share capital	$2,640,843,967	$4,030,984,927	$114,909,944	$147,334,938	—
Shares of beneficial interest outstanding (Class I) (Note 7)	54,384,976	149,619,647	7,032,257	6,237,281	—
Net asset value per share	$48.56	$26.94	$16.34	$23.62	—
Class C share capital	$4,927,786,425	$1,144,527,455	$160,921,318	$157,726,123	$48,053,735
Shares of beneficial interest outstanding (Class C) (Note 7)	103,031,872	43,476,112	10,008,704	6,807,635	1,839,461
Net asset value per share	$47.83	$26.33	$16.08	$23.17	$26.12

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED OCTOBER 31, 2006

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America

Investment Income:
Income:
Interest	$209,725,335	$145,249,805	$9,674,473	$2,430,727	$1,427,113
Dividends (net of $17,733,140 14,391,879, $0, $99,062 and $0 foreign taxes withheld, respectively)	219,148,818	128,253,267	3,388,975	4,385,126	7,032,451
Other Income	137,068	—	11,096	23	79

Total income	429,011,221	273,503,072	13,074,544	6,815,876	8,459,643

Expenses:
Investment advisory fees (Note 2)	131,570,621	76,324,600	3,137,399	8,153,675	7,633,196
Administrative costs (Note 2)	2,999,967	1,748,609	69,369	181,659	133,953
Distribution fees (Note 4)	60,531,665	21,990,186	1,446,495	3,224,805	2,126,964
Service fees — Class C (Note 4)	11,156,342	2,753,416	319,875	419,333	109,332
Shareholder servicing agent fees	13,913,871	6,013,383	687,429	1,330,713	787,793
Custodian fees	2,678,705	2,100,082	34,410	380,216	35,243
Printing fees	1,742,323	847,492	66,415	161,790	70,457
Accounting fees	947,190	472,668	21,341	53,615	35,660
Trustees’ fees	528,167	294,229	15,745	27,059	17,497
Legal fees	454,854	248,210	6,535	51,715	13,558
Insurance fees	311,820	195,205	5,977	18,961	16,694
Registration and filing fees	310,071	189,482	87,840	70,630	65,047
Professional fees	215,701	138,778	53,211	88,550	62,592
Miscellaneous fees	58,835	33,562	1,420	3,798	14,488

Total expenses	227,420,132	113,349,902	5,953,461	14,166,519	11,122,474

Expense reductions due to earnings credits (Note 1)	(495,102)	(198,954)	(19,696)	(47,546)	(23,988)

Net expenses	226,925,030	113,150,948	5,933,765	14,118,973	11,098,486

Net investment income (loss) (Note 1)	202,086,191	160,352,124	7,140,779	(7,303,097)	(2,638,843)

Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Notes 1 and 8):
Net realized gains from:
Investment transactions	1,675,728,716	1,047,923,999	25,874,220	197,630,926	86,634,759
Foreign currency related transactions	53,294,252	62,769,745	2,023	6,700	—
Written Options	—	—	—	—	20,047,576

	1,729,022,968	1,110,693,744	25,876,243	197,637,626	106,682,335

Change in unrealized appreciation (depreciation) of:
Investments	1,331,659,421	762,967,944	15,113,970	104,692,554	16,842,238
Foreign currency related transactions	(62,005,899)	(51,949,437)	—	—	—
Written Options	—	—	—	—	(2,475,138)

	1,269,653,522	711,018,507	15,113,970	104,692,554	14,367,100

Net gains on investments, foreign currency related transactions and written options	2,998,676,490	1,821,712,251	40,990,213	302,330,180	121,049,435

Net Increase in Net Assets Resulting from Operations	$3,200,762,681	$1,982,064,375	$48,130,992	$295,027,083	$118,410,592

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	First Eagle Global Fund		First Eagle Overseas Fund

	Year Ended October 31,		Year Ended October 31,

	2006	2005	2006	2005

Operations:
Net investment income (loss)	$202,086,191	$135,731,821	$160,352,124	$97,681,313
Net realized gain from investments, foreign currency related transactions and written options	1,729,022,968	535,592,896	1,110,693,744	617,989,675
Increase (decrease) in unrealized appreciation (depreciation) of investments, foreign currency related transactions and written options	1,269,653,522	1,290,194,235	711,018,507	784,330,112

Net increase in net assets resulting from operations	3,200,762,681	1,961,518,952	1,982,064,375	1,500,001,100

Distributions to Shareholders:
Dividends paid from net investment income	(283,481,518)	(103,165,953)	(301,669,892)	(75,280,621)
Distributions paid from net realized gains from investment transactions	(605,613,957)	(46,896,198)	(585,400,849)	(37,702,044)

Decrease in net assets resulting from distributions	(889,095,475)	(150,062,151)	(887,070,741)	(112,982,665)

Fund Share Transactions (Note 7):
Net proceeds from shares sold	3,058,013,044	5,582,099,144	1,611,386,621	1,539,370,654
Net asset value of shares issued for reinvested dividends and distributions	737,750,171	126,290,595	741,975,762	94,759,204
Cost of shares redeemed	(1,790,535,142)	(1,013,239,026)	(1,376,427,484)	(935,423,939)

Increase in net assets from Fund share transactions	2,005,228,073	4,695,150,713	976,934,899	698,705,919

Net increase in net assets	4,316,895,279	6,506,607,514	2,071,928,533	2,085,724,354

Net Assets (Note 1):
Beginning of year	15,105,901,408	8,599,293,894	8,888,641,674	6,802,917,320

End of year (including undistributed net investment income (loss) of $101,080,362, $84,551,902, $20,593,575, $47,390,803, $6,110,042, $2,108,422, $969,257, $(6,638,974), $100,216 and $0, respectively)	$19,422,796,687	$15,105,901,408	$10,960,570,207	$8,888,641,674

See Notes to Financial Statements.

First Eagle U.S. Value Fund		First Eagle Gold Fund		First Eagle Fund of America

Year Ended October 31,		Year Ended October 31,		Year Ended October 31,

2006	2005	2006	2005	2006	2005

$7,140,779	$2,714,728	$(7,303,097)	$(2,182,209)	$(2,638,843)	$(2,353,897)

25,876,243	7,414,334	197,637,626	27,422,486	106,682,335	76,905,165

15,113,970	9,607,166	104,692,554	(2,497,094)	14,367,100	(15,378,696)

48,130,992	19,736,228	295,027,083	22,743,183	118,410,592	59,172,572

(5,204,225)	(2,121,675)	(21,502,525)		—	—

(6,046,034)	(3,830,393)	—	—	(65,878,288)	(42,151,511)

(11,250,259)	(5,952,068)	(21,502,525)	—	(65,878,288)	(42,151,511)

243,977,278	175,176,864	339,700,156	266,464,758	67,272,045	184,549,813

8,022,368	3,956,475	17,043,395	—	58,571,211	37,345,789
(74,814,310)	(22,536,673)	(320,345,919)	(203,313,116)	(161,334,938)	(123,151,013)

177,185,336	156,596,666	36,397,632	63,151,642	(35,491,682)	98,744,589

214,066,069	170,380,826	309,922,190	85,894,825	17,040,622	115,765,650

315,390,413	145,009,587	768,975,505	683,080,680	748,523,424	632,757,774

$529,456,482	$315,390,413	$1,078,897,695	$768,975,505	$765,564,046	$748,523,424

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies

First Eagle Funds (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a “Fund” or collectively the “Funds”). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was until April 23, 2004 a Maryland corporation operating under the name First Eagle Funds, Inc. (First Eagle SoGen Funds, Inc. prior to December 31, 2002). First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. The First Eagle Gold Fund’s investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is a U.S. equity fund with a unique event-driven bias that seeks capital appreciation.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment valuation—Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio investment (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (‘NOCP’)). All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars, while commodities (such as physical metals) normally are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 pm E.S.T.). Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Advisor to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations. Investment income is allocated to each Fund’s share class in proportion to its relative net assets.

c) Expenses—Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund’s average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits reduce custody fees by the amount of interest earned on balances with such service provider.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

d) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts until these contracts are closed out, at which time the Funds realize a gain or loss. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

f) Structured notes—In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”). There currently is some uncertainty as to the status of income from commodity-linked structured notes in which certain of the First Eagle Funds invest, and these Funds are treating such income as Qualifying Income. If any Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to each Fund’s earnings and profits.

g) Repurchase agreements—The First Eagle Fund of America may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

h) Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the First Eagle Fund of America may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

First Eagle Fund of America generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. First Eagle Fund of America may also use options for speculative purposes, although it does not employ options for this purpose at the present time. First Eagle Fund of America will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. First Eagle Fund of America will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, First Eagle Fund of America will realize a gain equal to the amount of the premium received. When First Eagle Fund of America enters into a closing purchase transaction, First Eagle Fund of America will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that First Eagle Fund of America may incur a loss if the market price of the security decreases and the option is exercised. First Eagle Fund of America also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

i) Short Sales—The First Eagle Fund of America may seek to realize additional gains through short sale transactions in securities listed on one or more national security exchanges, or in unlisted securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. There were no open short sales at October 31, 2006.

j) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America declare and pay such income, dividends and capital gains distributions on an annual basis.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gains (Losses)	Net Unrealized Appreciation (Depreciation)

First Eagle Global Fund	$489,839,456	$1,383,817,372	$3,826,580,114
First Eagle Overseas Fund	369,805,350	861,716,459	2,652,218,495
First Eagle U.S. Value Fund	8,686,688	20,296,736	47,015,348
First Eagle Gold Fund	43,420,195	131,153,193	205,021,866
First Eagle Fund of America	24,638,106	68,950,082	139,593,854

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to wash sales, investments in partnerships and the treatment of passive foreign investment companies.

k) Reclassification of capital accounts—On the statements of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gains (Losses)	Capital Surplus

First Eagle Global Fund	$97,923,787	$(144,503,453)	$46,579,666
First Eagle Overseas Fund	114,520,540	(163,133,925)	48,613,385
First Eagle U.S. Value Fund	2,065,066	(3,274,190)	1,209,124
First Eagle Gold Fund	36,413,853	(52,620,530)	16,206,677
First Eagle Fund of America	2,739,059	(7,889,066)	5,150,007

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, organizational costs, dividend redesignations, redemption of Fund shares used as distributions, distributions from real estate investment trusts, passive foreign investment companies, partnerships, commodity-linked notes and the disallowance of net operating losses.

l) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

For the year ended October 31, 2006 and 2005, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Fund of America distributed ordinary income dividends as follows: $387,362,891, $103,165,953, $335,828,826, $76,443,774, $6,321,321, $2,997,193, $3,941,436 and $3,718,130, respectively. For the year ended October 31, 2006, First Eagle Gold Fund distributed ordinary income dividends of $21,502,525.

For the year ended October 31, 2006 and 2005, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Fund of America distributed long-term capital gain dividends as follows: $501,732,584, $46,896,198, $551,241,915, $36,538,891, $4,928,938, $2,954,875, $61,936,852, and $38,433,381, respectively.

m) Class Accounting—Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

n) Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

o) Recently issued accounting pronouncements—In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48–Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Trust is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS 157 is not expected to have a material impact on the Funds’ financial statements.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 2 – Investment Advisory Agreements and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (the “Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the “Advisory Agreement”) an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund’s average daily net assets and First Eagle Fund of America at 1% of each Fund’s average daily net assets. Prior to March 1, 2004, First Eagle Global Fund’s annual advisory fee was at a rate of 1% of the first $25,000,000 and 0.75% in excess of $25,000,000.

The Adviser also performs certain administrative and accounting services on behalf of the Funds, and, in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, overhead and other costs) related to those services. For the year ended October 31, 2006, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America reimbursed the Adviser $2,999,967, $1,748,609, $69,369, $181,659 and $133,953, respectively.

Prior to December 31, 2002, the Adviser had agreed to reimburse the First Eagle U.S. Value Fund to the extent that the aggregate annualized expenses exceeded 1.50% for Class A, 1.25% for Class I and 2.25% for Class C of average daily net assets. If necessary, the Adviser agreed to reimburse the First Eagle Gold Fund to the extent that the aggregate annualized expenses exceeded 2% for Class I and 3% for Class C of average daily net assets until February 29, 2004. For the period from November 1, 2003 to February 29, 2004, the Adviser did not need to reimburse or waive any of First Eagle Gold Fund’s fees.

Pursuant to a subadvisory agreement, dated December 10, 2002 (“Subadvisory Agreement”) with the Adviser/Iridian Asset Management LLC (“Iridian” or the “Subadviser”) manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a majority-owned subsidiary of BIAM (US), Inc., a U.S. subsidiary of The Governor and Company of The Bank of Ireland. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund’s distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

On December 6, 2002, First Eagle Funds Distributors, a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, assumed the duties of the Funds’ principal underwriter. Previously,

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

Arnhold and S. Bleichroeder, Inc. (“ASB”) acted as the Fund’s principal underwriter. For the year ended October 31, 2006, First Eagle Funds Distributors realized $1,289,532, $174,423, $106,889, $227,686 and $21,238, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Included in the accrued expenses, on the accompanying statements of assets and liabilities of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America are fees that are payable to trustees in the amounts of $44,209, $25,701, $1,041, $2,774 and $1,939, respectively. The Trust adopted a Trustee Deferred Compensation Plan which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan.

Note 3 – Options

For the year ended October 31, 2006, First Eagle Fund of America had the following written options transactions:

	Number of Contracts	Premium Received

Options outstanding at October 31, 2005	50,096	$13,509,543
Options written	323,932	76,843,068
Options assigned	(37,380)	(9,093,061)
Options expired/closed	(282,296)	(67,517,532)

Options outstanding at October 31, 2006	54,352	$13,742,018

As of October 31, 2006, portfolio securities valued at $248,917,505 were segregated to cover collateral requirements for written options.

Additionally, First Eagle Fund of America had the following long options transactions:

	Number of Contracts	Premium Paid

Options outstanding at October 31, 2005	461	$118,938
Options opened	8,412	2,692,303
Options exercised	(461)	(118,938)
Options expired/closed	(7,573)	(2,301,576)

Options outstanding at October 31, 2006	839	$390,727

Note 4 – Plans of Distribution

Under the terms of the Distribution Plans and Agreements (“the Plans”) with First Eagle Funds Distributors, a division of ASB Securities LLC (“the Distributor”), pursuant to the provisions of Rule

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor quarterly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund’s average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor quarterly, a distribution fee with respect to Class Y, Class C and Class A shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Prior to March 1, 2005, First Eagle Fund of America’s distribution fee for its Class A shares was at an annual rate of 0.50% of average daily net assets. Under the Plan, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund’s shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2006 the distribution fees incurred by First Eagle Global Fund—Class A and Class C, First Eagle Overseas Fund—Class A and Class C, First Eagle U.S. Value Fund—Class A and Class C, First Eagle Gold Fund—Class A and Class C and First Eagle Fund of America—Class Y, Class C and Class A were $27,062,638, $33,469,027, $13,729,938, $8,260,248, $486,871, $959,624, $1,966,806, $1,257,999, $1,703,540, $327,997 and $95,427, respectively.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund’s average daily net assets, payable quarterly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2006 the services fees incurred by First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America were $11,156,342, $2,753,416, $319,875, $419,333 and $109,332, respectively.

Note 5 – Purchases and Sales of Securities

During the year ended October 31, 2006 the aggregate cost of purchases of investments, excluding short-term securities, totaled $5,824,102,284, $2,061,670,781, $234,609,599, $397,919,851 and $297,314,555 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding short-term securities, totaled $4,134,378,795, $2,200,777,521, $77,779,326, $297,436,864 and $451,844,065 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 6 – Indemnifications and Foreign Investment Risk

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 7 – Capital Stock

At October 31, 2006, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2006

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	35,583,874	16,936,625	15,968,391	31,491,864	28,485,440	4,335,354	7,931,207	3,378,844	4,664,020

Shares issued for reinvested dividends and distributions	12,214,236	1,781,748	3,641,882	19,245,274	10,302,236	2,877,882	324,121	50,463	166,361

Shares redeemed	(26,998,818)	(5,439,910)	(7,574,088)	(35,686,105)	(13,619,021)	(5,445,943)	(2,654,731)	(889,439)	(1,348,459)

Net increase (decrease)	20,799,292	13,278,463	12,036,185	15,051,033	25,168,655	1,767,293	5,600,597	2,539,868	3,481,922

	Year Ended October 31, 2005

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	77,035,287	25,502,060	40,236,271	35,964,259	27,601,806	5,237,972	6,180,409	902,518	4,898,084

Shares issued for reinvested dividends and distributions	2,564,220	267,110	532,241	2,924,712	1,397,775	224,286	163,568	56,986	59,910

Shares redeemed	(18,751,598)	(2,156,959)	(4,486,921)	(27,195,821)	(10,223,751)	(4,026,844)	(747,631)	(320,527)	(479,622)

Net increase	60,847,909	23,612,211	36,281,591	11,693,150	18,775,830	1,435,414	5,596,346	638,977	4,478,372

Transactions in dollars of capital stock were as follows:

	Year Ended October 31, 2006

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	$1,596,531,159	$754,220,639	$707,261,246	$787,524,279	$719,043,046	$104,819,296	$121,442,539	$51,563,403	$70,971,336

Shares issued for reinvested dividends and distributions	511,287,885	74,705,038	151,757,248	439,754,509	236,950,899	65,270,354	4,803,478	753,419	2,465,472

Shares redeemed	(1,207,582,500)	(243,958,680)	(338,993,962)	(897,093,982)	(344,196,140)	(135,137,362)	(40,509,067)	(13,759,193)	(20,546,051)

Net increase (decrease)	$900,236,544	$584,966,997	$520,024,532	$330,184,806	$611,797,805	$34,952,288	$85,736,950	$38,557,629	$52,890,757

	Year Ended October 31, 2005

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	$3,018,790,542	$995,740,619	$1,567,567,983	$805,514,053	$618,277,687	$115,578,914	$90,254,563	$13,298,106	$71,624,195

Shares issued for reinvested dividends and distributions	96,312,120	10,046,015	19,932,460	60,863,298	29,255,433	4,640,473	2,303,039	806,910	846,526

Shares redeemed	(748,574,593)	(86,427,833)	(178,236,600)	(612,140,239)	(234,099,989)	(89,183,711)	(10,857,928)	(4,694,531)	(6,984,214)

Net increase	$2,366,528,069	$919,358,801	$1,409,263,843	$254,237,112	$413,433,131	$31,035,676	$81,699,674	$9,410,485	$65,486,507

Year Ended October 31, 2006

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

10,404,322	1,884,960	2,710,203	1,258,857	690,423	623,809

676,086	106,997	94,725	2,071,253	101,510	118,604

(10,768,465)	(541,824)	(2,679,916)	(5,465,037)	(267,431)	(339,524)

311,943	1,450,133	125,012	(2,134,927)	524,502	402,889

Year Ended October 31, 2005

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

12,119,307	1,543,430	2,633,080	5,548,125	716,136	835,374

—	—	—	1,395,920	35,706	43,934

(10,135,627)	(1,232,265)	(1,417,375)	(4,376,746)	(191,756)	(132,177)

1,983,680	311,165	1,215,705	2,567,299	560,086	747,131

Year Ended October 31, 2006

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

$236,601,779	$42,023,295	$61,075,082	$33,619,327	$18,235,645	$15,417,073

13,129,705	2,086,441	1,827,249	53,169,070	2,572,259	2,829,882

(247,252,691)	(13,257,098)	(59,836,130)	(145,954,594)	(7,020,402)	(8,359,942)

$2,478,793	$30,852,638	$3,066,201	$(59,166,197)	$13,787,502	$9,887,013

Year Ended October 31, 2005

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

$198,660,680	$24,773,070	$43,031,008	$145,195,280	$18,665,506	$20,689,027

—	—	—	35,400,625	895,143	1,050,021

(161,184,427)	(19,421,382)	(22,707,307)	(114,883,208)	(5,002,996)	(3,264,809)

$37,476,253	$5,351,688	$20,323,701	$65,712,697	$14,557,653	$18,474,239

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 8 – Commitments

As of October 31, 2006, First Eagle Global Fund and First Eagle Overseas Fund had entered into forward currency contracts, as summarized on the following pages, resulting in net unrealized appreciation of $3,976,971 and $1,546,977, respectively.

FIRST EAGLE GLOBAL FUND

Transaction Hedges: Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at October 31, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2006	Unrealized Depreciation at October 31, 2006

11/01/06	5,427,562	Swiss franc	$4,365,272	$4,349,007	$16,265	—
11/02/06	378,252	Australian dollar	292,937	291,052	1,885	—
11/02/06	297,511,725	Japanese yen	2,544,684	2,534,341	10,343	—
11/03/06	177,081	Australian dollar	137,140	137,202	—	$(62)
11/03/06	464,306	euro	592,525	592,548	—	(23)
11/06/06	140,174,868	Japanese yen	1,198,947	1,199,922	—	(975)

			9,131,505	9,104,072	28,493	(1,060)

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2006	Unrealized Appreciation at October 31, 2006	Unrealized Depreciation at October 31, 2006

11/01/06	2,036	Canadian dollar	1,818	1,813	5	—
11/01/06	2,242,870	Swiss franc	1,797,171	1,803,892	—	(6,721)
11/01/06	657,300	Hong Kong dollar	84,493	84,479	14	—
11/01/06	1,562,000	pound sterling	2,962,489	2,979,124		(16,635)
11/02/06	6,896,358	euro	8,777,897	8,800,786		(22,889)
11/02/06	369,896	Hong Kong dollar	47,560	47,541	19	—
11/03/06	2,812,557	euro	3,589,386	3,589,245	141	—

			17,260,814	17,306,880	179	(46,245)

Portfolio Hedges:
Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at October 31, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2006	Unrealized Depreciation at October 31, 2006

11/08/06	246,078,000	euro	314,272,119	313,850,333	421,786	—
11/15/06	4,948,904,000	Japanese yen	42,399,177	43,998,939	—	(1,599,762)

			356,671,296	357,849,272	421,786	(1,599,762)

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2006	Unrealized Appreciation at October 31, 2006	Unrealized Depreciation at October 31, 2006

11/08/06	246,078,000	euro	315,943,639	314,272,120	1,671,519	—
11/15/06	4,948,904,000	Japanese yen	45,901,238	42,399,177	3,502,061	—

			361,844,877	356,671,297	5,173,580	—

			$744,908,492	$740,931,521	$5,624,038	$(1,647,067)

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

FIRST EAGLE OVERSEAS FUND

Transaction Hedges: Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at October 31, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2006	Unrealized Depreciation at October 31, 2006

11/01/06	502,195	euro	$640,876	$638,993	$1,883	—
11/02/06	195,792	Australian dollar	151,631	150,655	976	—
11/02/06	1,224	Canadian dollar	1,090	1,086	4	—
11/02/06	207,828,007	Japanese yen	1,777,599	1,770,240	7,359	—
11/03/06	91,664	Australian dollar	70,989	71,021	—	$(32)
11/03/06	254,131	euro	324,309	324,322	—	(13)
11/03/06	2,052,464	pound sterling	3,914,563	3,892,766	21,797	—
11/03/06	94,901,907	Japanese yen	811,717	812,377	—	(660)

			7,692,774	7,661,460	32,019	(705)

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2006	Unrealized Appreciation at October 31, 2006	Unrealized Depreciation at October 31, 2006

11/01/06	1,419,538	Swiss franc	1,137,450	1,141,704	—	(4,254)
11/01/06	851,166	pound sterling	1,614,322	1,623,387	—	(9,065)
11/01/06	549,500	Hong Kong dollar	70,636	70,624	12	—
11/02/06	7,574,144	euro	9,642,129	9,665,744	—	(23,615)
11/02/06	309,133	Hong Kong dollar	39,747	39,731	16	—
11/03/06	1,152,720	Swiss franc	927,220	927,108	112	—
11/03/06	1,602,164	euro	2,044,682	2,044,602	80	—

			15,476,186	15,512,900	220	(36,934)

Portfolio Hedges:
Foreign Currency Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at October 31, 2006	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2006	Unrealized Depreciation at October 31, 2006

11/15/06	4,398,196,000	Japanese yen	37,681,048	39,136,620	—	(1,455,572)

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2006	Unrealized Appreciation at October 31, 2006	Unrealized Depreciation at October 31, 2006

11/15/06	4,398,196,000	Japanese yen	40,688,997	37,681,048	3,007,949	—

			$101,539,005	$99,992,028	$3,040,188	$(1,493,211)

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

	Year Ended October 31,

	2006			2005			2004

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of year	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30	$32.37	$32.41	$32.15

Income from investment operations:
Net investment income	0.59	0.71	0.25	0.48	0.60	0.19	0.50	0.56	0.23
Net realized and unrealized gains (losses) on investments	7.82	7.85	7.77	6.07	6.06	6.01	5.18	5.22	5.18

Total from investment operations	8.41	8.56	8.02	6.55	6.66	6.20	5.68	5.78	5.41

Less distributions:
Dividends from net investment income	(0.84)	(0.94)	(0.57)	(0.43)	(0.50)	(0.26)	(0.67)	(0.70)	(0.41)
Distributions from capital gains	(1.68)	(1.68)	(1.68)	(0.18)	(0.18)	(0.18)	(0.85)	(0.85)	(0.85)

Total distributions	(2.52)	(2.62)	(2.25)	(0.61)	(0.68)	(0.44)	(1.52)	(1.55)	(1.26)

Net asset value, end of year	$48.36	$48.56	$47.83	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30

Total Return[c]	20.73%	21.06%	19.86%	18.15%	18.42%	17.23%	18.18%	18.47%	17.31%
Ratios and Supplemental Data
Net assets, end of year (millions)	$11,854	$2,641	$4,928	$9,526	$1,752	$3,828	$5,972	$641	$1,986
Ratio of operating expenses to average net assets[f]	1.13%	0.88%	1.88%	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%
Ratio of net investment income to average net assets[g]	1.31%	1.57%	0.56%	1.21%	1.48%	0.47%	1.46%	1.67%	0.66%
Portfolio turnover rate	28.59%	28.59%	28.59%	12.29%	12.29%	12.29%	4.94%	4.94%	4.94%

* Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2003			2002

Class A	Class I	Class C	Class A	Class I	Class C

$24.34	$24.36	$24.15	$22.87	$22.89	$22.68

0.53	0.59	0.3	0.53	0.27	0.72

8.39	8.41	8.38	1.66	1.98	1.29

8.92	9.00	8.68	2.19	2.25	2.01

(0.49)	(0.55)	(0.28)	(0.63)	(0.69)	(0.45)

(0.40)	(0.40)	(0.40)	(0.09)	(0.09)	(0.09)

(0.89)	(0.95)	(0.68)	(0.72)	(0.78)	(0.54)

$32.37	$32.41	$32.15	$24.34	$24.36	$24.15

37.75%	38.14%	36.77%	9.76%	10.03%	8.98%

$3,255	$242	$617	$1,785	$85	$104

1.32%	1.06%	2.07%	1.34%	1.09%	2.10%

1.91%	2.11%	1.07%	2.14%	2.37%	1.31%
7.20%	7.20%	7.20%	19.75%	19.75%	19.75%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS – (Continued)

	Year Ended October 31,

	2006			2005			2004

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of year	$24.13	$24.33	$23.83	$20.25	$20.37	$19.97	$17.50	$17.57	$17.28

Income from investment operations:
Net investment income	0.39	0.46	0.20	0.27	0.33	0.10	0.17	0.22	0.03
Net realized and unrealized gains (losses) on investments	4.57	4.60	4.53	3.96	3.99	3.93	3.20	3.22	3.17

Total from investment operations	4.96	5.06	4.73	4.23	4.32	4.03	3.37	3.44	3.20

Less distributions:
Dividends from net investment income	(0.81)	(0.87)	(0.65)	(0.24)	(0.25)	(0.06)	(0.47)	(0.49)	(0.36)
Distributions from capital gains	(1.58)	(1.58)	(1.58)	(0.11)	(0.11)	(0.11)	(0.15)	(0.15)	(0.15)

Total distributions	(2.39)	(2.45)	(2.23)	(0.35)	(0.36)	(0.17)	(0.62)	(0.64)	(0.51)

Net asset value, end of year	$26.70	$26.94	$26.33	$24.13	$24.33	$23.83	$20.25	$20.37	$19.97

Total Return[c]	22.24%	22.53%	21.33%	21.16%	21.47%	20.28%	19.77%	20.09%	18.89%
Ratios and Supplemental Data
Net assets, end of year (millions)	$5,785	$4,031	$1,145	$4,866	$3,028	$994	$3,846	$2,152	$804
Ratio of operating expenses to average net assets[f]	1.12%	0.87%	1.87%	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%
Ratio of net investment income to average net assets[g]	1.57%	1.82%	0.81%	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%
Portfolio turnover rate	27.98%	27.98%	27.98%	19.40%	19.40%	19.40%	5.88%	5.88%	5.88%

* Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2003			2002

Class A	Class I	Class C	Class A	Class I	Class C

$12.45	$12.48	$12.30	$11.21	$11.21	$11.15

0.18	0.22	0.07	0.12	0.15	0.02

5.09	5.10	5.04	1.12	1.12	1.13

5.27	5.32	5.11	1.24	1.27	1.15

(0.21)	(0.22)	(0.12)	—	—	—

(0.01)	(0.01)	(0.01)	—	—	—

(0.22)	(0.23)	(0.13)	—	—	—

$17.50	$17.57	$17.28	$12.45	$12.48	$12.30

42.96%	43.29%	41.91%	11.06%	11.33%	10.31%

$2,345	$1,084	$390	$766	$209	$66

1.31%	1.05%	2.05%	1.39%	1.15%	2.15%

1.23%	1.48%	0.45%	0.96%	1.17%	0.19%
3.46%	3.46%	3.46%	10.52%	10.52%	10.52%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS – (Continued)

	Year Ended October 31,

	2006			2005

	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of year	$14.95	$15.07	$14.90	$13.95	$14.05	$13.92

Income from investment operations:
Net investment income	0.29	0.33	0.17	0.20	0.24	0.10
Net realized and unrealized gains on investments	1.46	1.48	1.47	1.35	1.36	1.35

Total from investment operations	1.75	1.81	1.64	1.55	1.60	1.45

Less distributions:
Dividends from net investment income	(0.24)	(0.27)	(0.19)	(0.20)	(0.23)	(0.12)
Distributions from capital gains	(0.27)	(0.27)	(0.27)	(0.35)	(0.35)	(0.35)

Total distributions	(0.51)	(0.54)	(0.46)	(0.55)	(0.58)	(0.47)

Net asset value, end of year	$16.19	$16.34	$16.08	$14.95	$15.07	$14.90

Total Return[c]	12.05%	12.35%	11.26%	11.35%	11.65%	10.56%
Ratios and Supplemental Data
Net assets, end of year (millions)	$254	$115	$161	$150	$68	$97
Ratio of operating expenses to average net assets[f]	1.25%	0.99%	1.99%	1.28%	1.04%	2.02%
Ratio of net investment income to average net assets[g]	1.87%	2.13%	1.13%	1.40%	1.63%	0.67%
Portfolio turnover rate	31.76%	31.76%	31.76%	17.22%	17.22%	17.22%

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2004			2003			2002

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$12.71	$12.76	$12.61	$10.56	$10.59	$10.48	$10.16	$10.16	$10.14

0.22	0.27	0.13	0.19	0.23	0.11	0.13	0.14	0.13
1.66	1.65	1.64	2.46	2.45	2.43	0.29	0.31	0.23

1.88	1.92	1.77	2.65	2.68	2.54	0.42	0.45	0.36

(0.32)	(0.31)	(0.14)	(0.16)	(0.17)	(0.07)	—	—	—
(0.32)	(0.32)	(0.32)	(0.34)	(0.34)	(0.34)	(0.02)	(0.02)	(0.02)

(0.64)	(0.63)	(0.46)	(0.50)	(0.51)	(0.41)	(0.02)	(0.02)	(0.02)

$13.95	$14.05	$13.92	$12.71	$12.76	$12.61	$10.56	$10.59	$10.48

15.38%	15.58%	14.43%	26.10%	26.34%	25.03%	4.12%	4.41%	3.53%

$62	$54	$29	$41	$49	$20	$22	$31	$10
1.38%	1.13%	2.13%	1.51%	1.26%	2.26%	1.50%	1.25%	2.25%
1.66%	2.00%	0.95%	1.72%	1.99%	0.97%	1.65%	1.85%	0.93%
23.47%	23.47%	23.47%	33.45%	33.45%	33.45%	22.66%	22.66%	22.66%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS – (Continued)

	Year Ended October 31,

	2006			2005			2004

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of year	$17.45	$17.55	$17.25	$16.82	$16.88	$16.76	$15.99	$16.03	$15.96

Income from investment operations:
Net investment (loss) income	(0.13)	(0.08)	(0.30)	(0.04)	0.00 **	(0.16)	(0.10)	(0.05)	(0.21)
Net realized and unrealized gains on investments	6.65	6.69	6.60	0.67	0.67	0.65	1.49	1.48	1.47

Total from investment operations	6.52	6.61	6.30	0.63	0.67	0.49	1.39	1.43	1.26

Less distributions:
Dividends from net investment income	(0.49)	(0.54)	(0.38)	—	—	—	(0.56)	(0.58)	(0.46)

Total distributions	(0.49)	(0.54)	(0.38)	—	—	—	(0.56)	(0.58)	(0.46)

Net asset value, end of year	$23.48	$23.62	$23.17	$17.45	$17.55	$17.25	$16.82	$16.88	$16.76

Total Return[c]	37.97%	38.29%	36.95%	3.75%	3.97%	2.92%	8.59%	8.82%	7.79%
Ratios and Supplemental Data
Net assets, end of year (millions)	$774	$147	$158	$570	$84	$115	$516	$75	$92
Ratio of operating expenses to average net assets[f]	1.21%	0.96%	1.96%	1.29%	1.04%	2.04%	1.39%	1.14%	2.14%
Ratio of net investment (loss) income to average net assets[g]	(0.59%)	(0.34%)	(1.33%)	(0.24%)	0.02%	(0.98%)	(0.62%)	(0.35%)	(1.34%)
Portfolio turnover rate	32.26%	32.26%	32.26%	21.73%	21.73%	21.73%	3.61%	3.61%	3.61%

*	Per share amounts have been calculated using the average shares method.
**	Amount represents less than $0.01 per share

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2003			2002

Class A	Class Ie	Class Ce	Class A

$10.41	$12.41	$12.41	$6.17

(0.06)	(0.02)	(0.09)	0.01

5.72	3.64	3.64	4.30

5.66	3.62	3.55	4.31

(0.08)	—	—	(0.07)

(0.08)	—	—	(0.07)

$15.99	$16.03	$15.96	$10.41

54.64%	29.17%[b]	28.61%[b]	70.70%

$374	$30	$32	$90
1.49%	1.23%[a]	2.19%[a]	1.66%
(0.43%)	(0.24%)[a]	(1.26%)[a]	0.09%
0.98%	0.98%	0.98%	4.27%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS – (Continued)

	Year Ended October 31,

	2006			2005

	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of year	$26.42	$24.74	$26.11	$25.81	$24.44	$25.54

Income from investment operations:
Net investment loss	(0.08)	(0.26)	(0.08)	(0.07)	(0.26)	(0.09)
Net realized and unrealized gains on investments	4.28	3.98	4.23	2.38	2.26	2.36

Total from investment operations	4.20	3.72	4.15	2.31	2.00	2.27

Less distributions:
Distributions from capital gains	(2.34)	(2.34)	(2.34)	(1.70)	(1.70)	(1.70)

Total distributions	(2.34)	(2.34)	(2.34)	(1.70)	(1.70)	(1.70)

Net asset value, end of year	$28.28	$26.12	$27.92	$26.42	$24.74	$26.11

Total Return[c]	16.80%	15.93%	16.81%	9.23%	8.43%	9.16%
Ratios and Supplemental Data
Net assets, end of year (millions)	$671	$48	$46	$684	$36	$29
Ratio of operating expenses to average net assets[f]	1.41%	2.16%	1.41%	1.43%	2.17%	1.49%
Ratio of net investment loss to average net assets[g]	(0.30%)	(1.05%)	(0.30%)	(0.27%)	(1.03%)	(0.34%)
Portfolio turnover rate	40.38%	40.38%	40.38%	54.54%	54.54%	54.54%

* Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2004			2003			2002

Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

$23.03	$21.99	$22.80	$19.47	$18.73	$19.29	$20.87	$20.24	$20.72

(0.16)	(0.33)	(0.22)	(0.17)	(0.31)	(0.22)	(0.17)	(0.32)	(0.22)
3.41	3.25	3.43	3.73	3.57	3.73	(0.66)	(0.62)	(0.64)

3.25	2.92	3.21	3.56	3.26	3.51	(0.83)	(0.94)	(0.86)

(0.47)	(0.47)	(0.47)	—	—	—	(0.57)	(0.57)	(0.57)

(0.47)	(0.47)	(0.47)	—	—	—	(0.57)	(0.57)	(0.57)

$25.81	$24.44	$25.54	$23.03	$21.99	$22.80	$19.47	$18.73	$19.29

14.30%	13.46%	14.27%	18.28%	17.41%	18.20%	(4.21%)	(4.90%)	(4.39%)

$601	$14	$17	$554	$11	$6	$473	$6	$2
1.46%	2.21%	1.72%	1.50%	2.25%	1.75%	1.51%	2.26%	1.76%
(0.63%)	(1.39%)	(0.91%)	(0.79%)	(1.55%)	(1.07%)	(0.82%)	(1.57%)	(1.07%)
44.68%	44.68%	44.68%	47.88%	47.88%	47.88%	51.25%	51.25%	51.25%

FIRST EAGLE FUNDS

NOTES TO FINANCIAL HIGHLIGHTS

[a]	Annualized
[b]	Not annualized
[c]	Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%
[d]	September 4, 2001 inception date
[e]	May 15, 2003 inception date
[f]

The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Year Ended October 31,

	2006			2005			2004

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund	1.14%	0.89%	1.89%	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%
First Eagle Overseas Fund	1.12%	0.87%	1.87%	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%
First Eagle U.S. Value Fund	1.25%	1.00%	2.00%	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%
First Eagle Gold Fund	1.22%	0.97%	1.97%	1.30%	1.05%	2.05%	1.39%	1.14%	2.14%

	Year Ended October 31,

	2006			2005			2004

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America	1.41%	2.16%	1.41%	1.43%	2.17%	1.49%	1.46%	2.21%	1.72%

[g]

The ratio of net investment income (loss) to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Year Ended October 31,

	2006			2005			2004

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund	1.30%	1.57%	0.56%	1.20%	1.48%	0.47%	1.46%	1.67%	0.66%
First Eagle Overseas Fund	1.56%	1.82%	0.81%	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%
First Eagle U.S. Value Fund	1.87%	2.12%	1.12%	1.40%	1.63%	0.66%	1.66%	2.00%	0.95%
First Eagle Gold Fund	(0.59%)	(0.34%)	(1.34%)	(0.24%)	(0.01%)	(0.98%)	(0.62%)	(0.35%)	(1.34%)

	Year Ended October 31,

	2006			2005			2004

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America	(0.30%)	(1.05%)	(0.30%)	(0.27%)	(1.04%)	(0.34%)	(0.57%)	(1.32%)	(0.84%)

Year Ended October 31,

2003					2002

Class A	Class I		Class C		Class A	Class I	Class C

1.32%	1.07%		2.07%		1.34%	1.10%	2.10%
1.31%	1.06%		2.05%		1.40%	1.15%	2.15%
1.51%	1.26%		2.26%		1.92%	1.69%	2.67%
1.50%	1.23	% ae	2.19	% ae	1.67%	—	—

Year Ended October 31,

2003			2002

Class Y	Class C	Class A	Class Y	Class C	Class A

1.50%	2.25%	1.75%	1.51%	2.26%	1.76%

Year Ended October 31,

2003					2002

Class A	Class I		Class C		Class A	Class I	Class C

1.91%	2.10%		1.07%		2.14%	2.37%	1.31%
1.23%	1.48%		0.45%		0.96%	1.17%	0.19%
1.72%	1.99%		0.97%		2.08%	2.29%	1.35%
(0.43%)	(0.25	%)ae	(1.26	%) ae	0.08%	—	—

Year Ended October 31,

2003

Class Y	Class C	Class A

(0.79%)	(1.55%)	(1.07%)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
First Eagle Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (collectively hereafter referred to as the “Funds”) at October 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended October 31, 2005 and financial highlights for each of the four years ended October 31, 2005 were audited by another independent registered public accounting firm, whose report dated December 22, 2005 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2006

FIRST EAGLE FUNDS

TAX INFORMATION
Fiscal Year Ended October 31, 2006
(Unaudited)

Each portfolio designates the following amounts distributed during the fiscal year ended October 31, 2006, if any, as capital gain dividends, dividends eligible for corporate dividends received deduction and/or qualified dividend income:

				% of Dividends Eligible for the Dividends Received Deduction

			% of Qualifying Dividend Income
	Ordinary Income				Long-Term Capital Gains

	2006	2005			2006**	2005

First Eagle Global Fund	$387,362,891	$103,165,953	39.06%	7.34%	$538,502,986	$46,896,198
First Eagle Overseas Fund*	335,828,826	75,842,869	36.33%	1.24%	584,371,934	37,139,796
First Eagle U.S. Value Fund	6,321,321	2,997,193	26.47%	25.02%	5,692,304	2,954,875
First Eagle Gold Fund	21,502,525	—	31.67%	23.48%	11,205,807	—
First Eagle Fund of America	3,941,436	3,718,130	99.95%	99.95%	65,699,541	38,433,381

*

First Eagle Overseas Fund paid foreign taxes of $14,366,558 and recognized foreign source income of $169,335,686. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the fiscal year ended October 31, 2006.

**

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America distributed long-term capital gains at rates of 15% and 28% as follows: $537,608,575 and $894,411, $583,600,347 and $771,587, $5,668,248 and $24,056, $9,764,738 and $1,441,069 and $65,699,541 and $0, respectively.

FIRST EAGLE FUNDS

ADDITIONAL INFORMATION
(Unaudited)

MANAGEMENT OF THE TRUST

          The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

          Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University; President, Middle East Studies Association	6	Chair, Social Science Research Council; Member, American Political Science Association; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed	6

Director, ALSTOM; Director, Partnership for New York City; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.
(3)	Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/Independent Consultant; Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional, and Executive Vice President, Prudential Financial, Inc.; prior to November 1998, various executive positions within the Prudential organization	6	Director, RenaissanceRe Holdings Ltd; Member, The University of Chicago Council on the Graduate School of Business; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Trustee, New York Foundation; Treasurer and Trustee, Black Rock Forest Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation; prior to June 1997, Vice President for Finance, Rensselaer Polytechnic Institute	6

Director, Junior Achievement of Southwest Michigan; Finance Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Trustee, First Eagle Variable Funds (1 portfolio)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Private Investor and Independent Consultant	6	Trustee, First Eagle Variable Funds (1 portfolio)

(1)	The term of office of each Trustee expires on his/her 70th birthday.
(2)	Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

INTERESTED TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

John P. Arnhold(3) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6

Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; President and Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan(4) 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6

Director, Leucadia National Corporation; Director, Empire Insurance Company; Director JZ Equity Partners, Plc. (U.K. investment trust company); Director, Florida East Coast Industries; Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

(1)	Trustees who are “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Trustee expires on his/her 70th birthday.
(3)	Mr. Arnhold is an Interested Trustee because he is an officer and director of the Trust’s investment adviser and principal underwriter.
(4)

The Trust has determined to consider Mr. Jordan as an Interested Trustee because of his prior affiliation with the Trust’s investment adviser and principal underwriter. (He is not, however, an “interested person” of the Trust within the meaning of the Investment Company Act.)

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Charles de Vaulx 1345 Avenue of the Americas New York, New York 10105 (born October 1961)	Senior Vice President (portfolio manager)	December 1999 to present (with portfolio management responsibility since December 1996)

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, First Eagle Variable Funds; Chief Investment Officer, Global Value Group (a department of Arnhold and S. Bleichroeder Advisers, LLC) since January 2005; Senior Vice President, Société Générale Asset Management Corp. since 1998, Associate Portfolio Manager from December 1996, Securities Analyst, prior to December 1996

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Variable Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Variable Funds

Stefanie Hempstead 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Treasurer	May 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Treasurer, First Eagle Variable Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Variable Funds from December 2004

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Assistant Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees approved the Investment Advisory Agreement between the Trust and Arnhold and S. Bleichroeder Advisers LLC most recently on December 8, 2005. In doing so, the Trustees considered the desirability of continuing the Funds’ historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreements and the total cost to the Funds of using the Adviser’s services, taking into account any expenses that the Adviser may pass to the Funds. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Funds are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Funds grow), which the Trustees determined are reasonable and appropriate.

The Trustees compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser’s past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser’s fees were competitive to those charged by investment advisers to similar funds (i.e. each Fund’s net management fee was approximately the same as or lower than its renewed peer group average, except in the case of First Eagle Fund of America, whose net management fee was higher than that average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund’s expense ratios were reasonable both on an absolute basis and when compared to those of similar funds.

The Trustees also determined that the Adviser’s past performance and reliability on behalf of the Funds were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed peer group average) when compared with investment advisers to similar funds and the Adviser’s profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Investment Advisory Agreement with the Adviser serves the interests of the Funds and their shareholders.

At the same time as the Board of Trustees considered the Investment Advisory Agreement, they also considered and approved the Subadvisory Agreement between the Adviser and Iridian Asset Management LLC (“Iridian”) in respect of the First Eagle Fund of America. In doing so, the Trustees considered the desirability of continuing that Fund’s historic relationship with Messrs. Harold J. Levy and David L. Cohen (previously employees of the Adviser and now minority owners of Iridian) and the Adviser’s commitment to supervise their provision of portfolio management services under the Agreement. They also noted that the fees paid to Iridian are paid by the Adviser and do not increase the advisory fees borne directly by Fund shareholders. In this regard, they noted positively the quality of the services (measured in terms of investment performance, which generally was higher and more consistent on a long-term basis than that of its reviewed peer group average) delivered by Iridian. They also considered the costs incurred by Iridian relative to these services and to the fees paid under the Subadvisory Agreement. In doing so, they considered the effects of other benefits to Iridian resulting from its relationship to the Fund, including soft dollar and other service benefits. The Trustees concluded that the Subadvisory Agreement serves the interest of the First Eagle Fund of America and its shareholders. (A number of the factors evaluated by the Trustees in considering the Investment Advisory Agreement were found not to be additionally relevant in respect of the Subadvisory Agreement, principally because the payments in question had been separately evaluated in respect of the Investment Advisory Agreement.)

First Eagle Funds 1345 Avenue of the Americas New York, NY 10105 www.firsteaglefunds.com
Investment Adviser

Trustees and Officers
Lisa Anderson
John P. Arnhold
Candace K. Beinecke (Chair)
Jean D. Hamilton
James E. Jordan
William M. Kelly
Paul J. Lawler
Dominique M. Raillard

Officers
John P. Arnhold
President

Charles de Vaulx
Senior Vice President

Robert Bruno
Chief Operations & Financial Officer

Mark D. Goldstein
Chief Compliance Officer

Suzan J. Afifi
Vice President and Secretary

Stefanie Hempstead
Vice President & Treasurer

Michael Luzzatto
Assistant Vice President

Winnie Chin
Assistant Treasurer

Philip Santopadre
Assistant Treasurer

Arnhold and S. Bleichroeder
   Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Custodian
State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent
DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter
First Eagle Funds Distributors,
   a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently
effective prospectus of First Eagle Funds.

Item 2.           Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.           Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts. Mr. Lawler and Mr. Kelly are both considered by the Board to be independent trustees.

Item 4.           Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005

Audit Fees	$206,818	$286,000

Audit-Related Fees

Tax Fees	$123,228	$196,150

All Other Fees

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, in particular the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in both 2006 and 2005.

(h) Not applicable.

Item 5.           Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.           Schedule of Investments

Included as part of the Report to Stockholders filed pursuant to Item 1.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.           Portfolio Managers of Closed-End Investment Companies.

Not applicable at this time.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.        Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.        Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.        Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a -2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a -2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date January 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date January 5, 2007

By (Signature and Title)*	/s/ Robert Bruno

Robert Bruno, Principal Financial Officer

Date January 5, 2007

*          Print the name and title of each signing officer under his or her signature.